Transamerica Premier Funds
1999 Semi-Annual Report

Table of Contents

President's Report                                   1

Investment Adviser Outlook                           2

Transamerica Premier Aggressive Growth Fund          4

Transamerica Premier Small Company Fund              6

Transamerica Premier Equity Fund                     8

Transamerica Premier Value Fund                      10

Transamerica Premier Index Fund                      12

Transamerica Premier Balanced Fund                  20

Transamerica Premier High Yield Bond Fund           23

Transamerica Premier Bond Fund                       26

Transamerica Premier Cash Reserve Fund               28


Financial Statements

Statements of Assets and Liabilities                 31

Statements of Operations                             32

Statements of Changes in Net Assets                  33

Financial Highlights                                 36

Notes to Financial Statements                        46



Dear Fellow Shareholders

The New Millennium is almost here! With the excitement of a new century ahead of us, I cannot help but reflect on the many changes and technological advances that have occurred in the financial services industry over the last 100 years. When it comes to the investment management business, one of the most significant developments has been the growing popularity of mutual funds. Assets in mutual funds have skyrocketed since the first mutual fund was established in 1924: o From 1924 to 1945, mutual fund assets reached $1 billion, with 73 funds offered.
o By 1951, these numbers grew to $3.1 billion and 103 funds. o 1980 marked the beginning of the longest bull market as mutual fund assets increased to $100 billion!

Contributing to this phenomenal growth was the rise of individual retirement accounts in the 1980s. Assets hit record levels as mutual funds became "household items," and the percentage of households investing in mutual funds increased to 78%. By the end of 1998, assets surpassed $5 trillion and the total number of mutual funds available to investors exceeded 7,000!

As a Transamerica Premier Funds shareholder, you are one of the many people who have already taken advantage of the important benefits that mutual funds offer. We are proud of the role that our funds play in helping you achieve your investment goals -- whether it be retirement, a college education, or perhaps the purchase of a new home. As always, we remain committed to providing you with the professional investment management you need to keep your financial plan on track.

Quality Professional Management
Beginning on page 4, this report details the performance of each Transamerica Premier Fund. It showcases the investment management expertise of Transamerica Investment Services (TIS), the investment adviser for the Premier Funds and a company that has successfully managed institutional money for decades (For more information from the Investment Adviser, please refer to the Investment Outlook on page 2). Highlighted below are some of the impressive results that the Premier Funds have achieved in recent years: o The Premier Equity, Index and Balanced Funds hold the highly acclaimed five-star rating from Morningstar.1 o The Premier Aggressive Growth and Small Company Funds are ranked in the top 10% of 264 funds in the capital appreciation category and of 698 funds in the small cap category, respectively, for the one-year period ended June 30, 1999, according to Lipper Analytical Services, Inc.

In the pages that follow, the portfolio managers for each Fund have provided some valuable insights into the Funds they manage, including some of the key holdings in each portfolio. We have also included a complete list of the holdings for each Fund, plus the percentages held within each sector.

Preparing for the New Millennium
In February, an announcement was made about the acquisition of Transamerica Corporation by AEGON N.V., one of the world's leading international insurance groups based in the Netherlands. A special Transamerica Premier Funds shareholder meeting was held on June 16, 1999 to obtain approvals necessitated by this acquisition. (The results are reported on page 52.) The acquisition was completed on July 21, 1999. Joining forces with AEGON, the new Transamerica will be better positioned to offer the range of financial products and services necessary to meet your unique needs and goals.

On page 52, we provide additional information regarding the actions we have taken with respect to the Year 2000 issue. As a courtesy to you, in December 1999, we plan to send a special Account Statement with your most current account balance(s).

Our shareholder services department is committed to providing the highest level of customer service. Information about the Premier Funds, or questions regarding your account is available by calling 800-892-7587. If you would like to receive a complimentary Shareholder Services Reference Guide, just give us a call. If you prefer to reach us via e-mail, our address is:
Premierfunds@transamerica.com.

Thank you for choosing to invest in the Transamerica Premier Funds.

Sincerely,



Nicki Bair
President


1 Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change each month, 5 stars is the highest rating, representing the top 10% of funds in its broad asset class, 4 stars is the next highest rating, representing the next 22.5% of funds in its broad asset class, 3 stars is the next highest rating, representing the next 35% of funds in its broad asset class. Morningstar ratings are calculated from a fund's 3-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects funds performance below 90-day Treasure bill returns. Past performance is no guarantee of future results. Ratings are for the investor share class only, other classes may vary. These are 3-year ratings as of 6/30/99 among 3,043 domestic equity funds.




Transamerica Investment Adviser Outlook

Forecasters have been sure that an economic slowdown was lurking just around the corner for many quarters. And even if there was no slowdown, they predicted, inflation would certainly rise. But as we've turned each new quarterly corner, we've seen continued growth with low inflation. We believe that while GDP growth may slow to the 3% range over the next two quarters, a weaker pace isn't likely without more stringent tightening by the Federal Reserve or a substantial stock market correction.

Consumer
Consumer spending is likely to continue, although not at the pace of recent quarters. Although job growth and income gains remain strong, two important sources of recent stimulus are now absent. The first is the annual boost to consumers' cash flow from tax refunds in the first half of the year. The second is the cash flow benefit derived from mortgage refinancings, which have declined with this year's increase in interest rates.

Business
One of the strongest areas of the economy has been capital spending, which has grown at an annual rate of well over 15% in the first half of the year. Spending on communications equipment has skyrocketed, approaching the trillion-dollar mark on an annual basis worldwide, as companies race to install more bandwidth to increase the speed of voice and data transfers. The build-out of the "information superhighway" over wireless, fiber optic, cable, and even copper wire media is as significant as the construction of the nation-wide vehicle highway system after World War II. Companies racing to install Y2K-compliant systems have also boosted capital spending.

International
As the 1997 Asian economic collapse recedes into history, foreign economies are recovering slowly. Canada, where growth has been slightly less strong than the U.S., is the one exception. Growth rates are just beginning to accelerate in Europe, where the economies of England, France, and Italy are gaining momentum. However, indications of expansion in the largest economy, Germany, have been elusive. It is unlikely that the Euro currency will find much support on its own, since Euro currency governments have been preparing the world for a lessening in fiscal discipline by tolerating wider deficit targets relative to GDP.

China watchers are on alert due to the increasing potential for devaluation caused by the slowdown of the Chinese domestic economy. Japan's economy has apparently bottomed, and although real recovery may be underway, the extent is difficult to assess due to government priming. Korea's economy, which turned the corner early this year with a strong and ongoing rebound in industrial production, has been a model for recoveries in the region.

The largest South American economies are suffering recession. Argentina is likely to devalue its currency, and although the Brazilian economy may be on an upswing, political tensions between the national government and local states will no doubt slow its recovery. Despite Mexico's economy having been helped by higher oil prices creating much needed foreign reserves, the country's banking system remains in disarray, with domestic banks undercapitalized and unable to lend.

Inflation
Despite strong growth, rising oil prices, and regional labor shortages, inflation has recently been 2% or lower annually. The question is whether or not there has been a secular change resulting in a "New Era Economy" characterized by continued growth with low inflation. Although this has been our experience over the past few quarters, it may have been caused by specific cyclical factors: the strong dollar, deflation in emerging market commodities, and low demand from sluggish foreign economies. If cyclical factors are solely responsible, then better growth prospects overseas could mean a worsening domestic inflation picture.

However, there is indeed a strong argument that we are moving towards longer expansion cycles with very low inflation. The underlying factors contributing to the low rate of inflation in the U.S. have not changed. Companies continue to make improved productivity a top priority, reorganizing almost continually to take advantage of new technologies. The new technologies themselves have pushed the growth in productivity to levels that are quite remarkable at this stage of an economic expansion cycle.

The move to e-commerce on the Internet has spawned new players, different ways of competing, and changing cost structures. New technology has also spurred the expansion of new production facilities, dropping capacity utilization rates to cyclical lows. The high rate of corporate mergers and reorganizations has resulted in a continuing high rate of employee layoffs that may help to explain the restraint in wage rates. Low inflation itself has become a restraining factor, since companies unable to pass on higher labor and material costs must become more productive.

The globalization of business, now moving at a rapid pace over the Internet, has helped to restrain inflation as well. The Internet enables international buyers and sellers to circumvent the traditional, slower trading models of multiple agents and lengthy communication times. Price spreads are narrowing as the
worldwide   bidding   process  brings  many  prices  down  to  marginal   costs.
Furthermore, items with high labor content have received the most global diversification. Wage-push inflation in one geographic region is met almost immediately as the comparative advantage is transferred to another geographic region along with the attendant transfer of revenues and wealth. Because the leaders of the major labor unions in the G7 industrialized countries (U.S., Canada, Great Britain, France, Germany, Italy, and Japan) have a vested interest in keeping production at home, there is likely to be continued significant restraint on the international wage front. While inflation could temporarily inch slightly higher, an overall rate in excess of 2% is unlikely this year.

Interest Rates
The ongoing vigilance of the Federal Reserve has also contributed to our positive inflation outlook. In recent years, the Fed's job has become more difficult due to the wealth effect created by high home prices and the soaring stock market. In past cycles, rising interest rates had the potential to cause recessions by slowing business growth, causing layoffs, and reducing retail sales. Now, however, the impact of job losses on spending may be cushioned by the enormous buildup in net worth. Over the past three years, household net worth has soared by $9.4 trillion, accounting for 25% of the growth in GDP. This raises the concern that more interest rate increases will be required to have a material impact on the economy.

The potential for stimulus from tax cuts attractive to both Congress and the Administration as the result of a budget surplus going into an election year may also cushion the restrictive impact of higher interest rates. The Fed is not likely to stop with a single interest rate move unless the economy slows or the stock market sells off. The most likely action would be an additional 25 basis point increase in the late summer or early fall. Concerns over possible Y2K-related liquidity problems probably preclude Fed tightening any later in the fourth quarter.

Long-term Treasury rates have moved a full percentage point higher this year. This reflects bond buyers' concerns over strong growth and the potential for another round of Fed tightening moves. These concerns aren't likely to be allayed until economic growth actually slows noticeably.

At over 4%, real returns on long-term Treasury bonds are more than double the rate of inflation. Nonetheless, a significant bond market rally is on hold with long rates likely to remain in the range of 53/4% to 61/2% until it's clear that the Fed's tighter policy moves have run their course.

Stock Market
Equity prices have risen to new highs as the Standard & Poor's 500 Stock Index has gained over 12%. Relatively low interest rates and an improving profit outlook for cyclical companies as well as continuing growth prospects among high-tech companies have fueled investor enthusiasm. Profits for S&P 500 companies are expected to be up strongly in 1999: 10% for the full year, and running at an annual rate of over 14% in the second half.

We remain positive in our long-term outlook for the equity market. Innovations in computing, communications, and business practices should continue to create productivity gains allowing corporate profits to continue to expand. Long-term returns on capital should reach new, high levels rewarding investments in innovation and technology made by well-managed companies with sound business plans. At the same time, financial asset flows into the market from individuals including aging Baby Boomers and from retirement plans have pushed valuation levels to historic highs, a very real near-term concern.

Investment-grade bond returns pale in comparison to the high, double-digit potential returns from equities. In this low inflation environment real estate investments are also relatively unattractive.

The high equity valuations have a bubble aspect to them, due in part to the rapid pace of innovation that makes these investments so attractive. While many innovations will prove to be successful and profitable, many more will fail. It can be difficult for investors to identify the successful ones and, once chosen, to evaluate the unique long-term value of each one. The risk is that such periods of rapid change can give rise to financial speculation. Some market participants may become less discriminating about the long-term prospects of a business and more motivated by the prospect for short-term gain. In other words, greed is overcoming fear, leading to excessive valuation of some market sectors. We believe that investment selection based on fundamental research is of paramount importance in this environment. Despite our continued positive long-term outlook for the equity market, we believe that overly generous valuation levels may restrain near-term stock returns.



Transamerica Premier Aggressive Growth Fund
Portfolio Manager: Christopher J. Bonavico, Co-Manager: Daniel J. Prislin

Fund Performance
The Transamerica Premier Aggressive Growth Fund continues to perform well. For the twelve month period ended June 30, 1999, the Fund (Investor Class) ranked in the top 10% among 264 capital appreciation funds in the country, according to Lipper Analytical Services, Inc.

The Fund's total return for the six-month period ended June 30, 1999 was 17.35% in comparison to a 12.39% advance by the S&P 500 for the same period. Since its inception on June 30, 1997, the Fund has earned an average annual total return of 62.20%, while the S&P 500 has returned 26.41%.

Portfolio Manager Comments
We are pleased with the performance of the Premier Aggressive Growth Fund. Knight/Trimark Group, Inc., the largest NASDAQ market maker, is now the Fund's largest holding. The company provides an excellent example of stocks we seek to own in the Fund. Benefiting from structural changes in the financial services sector driven by the Internet, the company has effectively deployed technology, allowing the company to become the dominant leader in a rapidly growing, highly profitable industry. Amazon.com, also held in this portfolio, likewise has invested in technology to gain huge advantages in the commercial market place. The company is successfully expanding its product lines from books and music to other broad line items, becoming a market leader in Internet-based merchandising.

Portfolio Asset Mix
[pie chart goes here]


Going Forward
In today's business environment, economies of scale are becoming an increasingly important advantage that allows companies to increase market share to surpass their competitors in profitability. Both technology and the size of a company can be used to effectively create economies of scale. Generally, the larger a company, the more pricing power it can wield by adhering to the equation of lower per unit costs combined with higher volume of sales. Many of the stocks in this portfolio are well positioned for growth because of their effective use of economies of scale.

We will continue to search for excellent companies that demonstrate sustainable competitive advantages. Experience has shown us that at any one point in time, only a few of these companies exist. Our goal is to continue in the effort to identify these companies. Candidates that meet our rigorous selection criteria will become substantial investments for the Fund.

For the period January 1, 1999 through August 6, 1999, Philip W. Treick was the primary portfolio manager for this Fund. Christopher J. Bonavico, former co-manager, then became the primary portfolio manager and Daniel J. Prislin became the new co-manager.

Thank you for your continued interest in the Transamerica Premier Aggressive Growth Fund.

[CHART]
comparison of change in value of a $10,000 investment in transamerica Premier aggressive growth fund with the s&p 500 index**>< Total Returns Average Annual As of June 30, 1999 Since Inception* One Year Investor Class 62.20% 49.91% Class A 57.73% 41.88% Class M 60.90% 48.02% S&P 500 Index 26.41% 22.77%

Investor  Class  ($26,310  at  6/30/99)  Class A ($24,878  at  6/30/99)  Class M
($25,888 at 6/30/99) S&P 500 Index ($15,979 at 6/30/99)

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
         * Investor Class -- June 30, 1997. Class A and Class M -- June 30, 1998; average annual returns are based on the July 1, 1997 commencement date for the Investor Class.
         ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through June 30, 1999.
         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

Schedule of Investments -- June 30, 1999 (Unaudited)

                                                                       Market
                                                     Shares            Value
COMMON STOCKS -- 97.7%
Aerospace & Defense -- 4.4%
Gulfstream Aerospace Corporationa                     150,000    $10,134,375
Broadcasting -- 2.8%
Clear Channel Communications, Inc.a                    95,500  6,583,531
Business Services -- 3.2%
First Data Corporation                                  153,500  7,511,906
Chemicals -- 2.8%
Monsanto Company                                        168,000  6,625,500
Commercial Services -- 6.9%
Quintiles Transnational Corporationa                     381,927  16,040,934
Communication Services -- 8.6%
Covad Communications Group, Inc.a                        144,000 7,677,000
Qwest Communications International, Inc.a               210,000  6,943,125
Redback Networks, Inc.a                                 44,000   5,524,750
                                                              20,144,875
Computers & Business Equipment -- 10.6%
Cisco Systems, Inc.a                                    97,000   6,250,437
Dell Computer Corporationa                               287,500 10,637,500
EMC Corporationa                                          144,000 7,920,000
                                                       24,807,937
Diversified Operations -- 4.0%
Berkshire Hathaway, Inc., Class Ba                    4,175    9,352,000
Drugs & Health Care-- 4.8%
Alterra Healthcare Corporationa                       820,500  11,281,875
Electronics -- 7.9%
Applied Materials, Inc.a                                131,500  9,714,563
Intel Corporation                                         144,500 8,597,750
                                                         18,312,313
Financial Services -- 8.9%
Knight/Trimark Group, Inc.a                           346,000  20,868,125
Leisure & Entertainment -- 8.4%
Pixar, Inc.a                                              168,000 7,245,000
Speedway Motorsports, Inc.a                                313,000  12,304,813
                                                           19,549,813
Retail -- 8.8%
Amazon.com, Inc.a                                          164,500 20,583,062
Software -- 12.8%
i2 Technologies, Inc.a                                     259,500  11,158,500
Microsoft Corporationa                                     105,500  9,514,781
ProBusiness Services, Inc.a                                256,500  9,201,938
                                                        29,875,219

Transportation -- 2.8%
Kansas City Southern Industries, Inc.                100,500  $        6,413,156
Total Common Stocks
(cost $155,515,683)                                  228,084,621
REPURCHASE AGREEMENT -- 2.1% State Street Bank and Trust Company, 4.00%, due 07/01/99, (collateralized by $4,550,000 par value U.S. Treasury Bond, 7.250%, due 05/15/16, with a
value of $4,997,179, cost $4,895,000)                $4,895,000        4,895,000
Total Investments-- 99.8%
(cost $160,410,683)*                                 232,979,621
Other Assets Less Liabilities-- 0.2%                 448,370
Net Assets-- 100.0%                 $233,427,991

a        Non-income producing security
Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $80,229,926 and $7,660,988, respectively. Net unrealized appreciation for tax purposes is $72,568,938.

See notes to financial statements


Premier Small Company Fund
Portfolio Manager: Christopher J. Bonavico, Co-Manager: Timothy S. Gaumer

Fund Performance
The Transamerica Premier Small Company Fund performed strongly during the first half of 1999. For the one year period ended June 30, 1999, the Fund (Investor Class) ranked fifth among 698 capital appreciation funds in the country, according to Lipper Analytical Services.

The Fund's total return for the six-month period ended June 30, 1999 was 21.28% in comparison to a 9.28% advance by the Russell 2000 Index for the same period. Since its inception on June 30, 1997, the Fund has earned an average annual total return of 65.25%, while the Russell 2000 Index has returned 8.74%.

Portfolio Manager Comments
We are very pleased with the performance of the Fund for the first half of 1999.

Many of the stocks in the Fund have performed extremely well, including some of our Internet-related holdings. Despite superior performance, we continue to monitor them extremely closely because of ongoing speculation associated with Internet stocks in general. Some of our top performing stocks for the first half include server hosting and data management solution provider Exodus Communications, Inc., VeriSign, Inc., an online communications verification service, and ChiRex, Inc., a fine chemical manufacturer with strong research, development and manufacturing capabilities. Alterra Healthcare Corporation, a stock in which we have a big investment, has come under pressure in recent months. We continue to hold it, and purchased more of the stock when it declined because we are confident of its long-term outlook.

Portfolio Asset Mix
[pie chart goes here]

Going Forward
The Transamerica Premier Small Company Fund will likely expand its holdings by making additional new investments in the coming months. In selecting new stocks, our emphasis will be on companies that are financing their growth through strong internal cash flows. Our investment strategy will remain the same: to seek out leading companies that are growing in their dominance over important niche markets. We will also seek out management teams who have demonstrated an ability to deliver value to their shareholders.

For the period January 1, 1999 through August 6, 1999, Philip W. Treick was the primary portfolio manager for this Fund. Christopher J. Bonavico, former co-manager, then became the primary portfolio manager and Timothy S. Gaumer became the new co-manager.

Thank you for your continued investment in the Transamerica Premier Small Company Fund.

[CHART]
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
TRANSAMERICA PREMIER  SMALL COMPANY FUND WITH THE RUSSELL 2000  INDEX**  Total
         Returns Average Annual As of June 30, 1999 Since Inception* One Year
Investor Class    65.25%   55.06%
Class A           60.71%   46.81%
Class M  63.92%   53.10%
Russell 2000 Index 8.74% 1.50%Investor Class ($27,308 at 6/30/99) Class A ($25,829 at 6/30/99) Class M ($26,868 at 6/30/99) Russell 2000 Index ($11,825 at
6/30/99) The Russell 2000 Index measures the performance of the 2,000 smallest companies (approximately 7%) in the Russell 3000 Index (an index composed of the 3000 largest U.S. companies by market capitalization, representing approximately 98% of the U.S. equity market). The Russell 2000 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
         * Investor Class -- June 30, 1997. Class A and Class M -- June 30, 1998; average annual returns are based on the July 1, 1997 commencement date for the Investor Class. ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through June 30, 1999.
         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

Transamerica Premier Small Company Fund
Schedule of Investments -- June 30, 1999 (Unaudited)

                                            Shares or                  Market
                                            Principal Amount  Value
COMMON STOCKS -- 96.3%
Auto Repair Centers -- 3.9%
Midas, Inc.                         308,000 $        8,739,500
Biological Products-- 4.5%
Millipore Corporation                       247,000  10,018,938
Business Services -- 5.3%
Nielsen Media Research, Inc.                401,500  11,743,875
Chemicals-- 6.8%
Eco Soil Systems, Inc.a                     932,000  5,009,500
Minerals Technologies, Inc.                 182,200  10,169,037
                                    15,178,537
Commercial Services -- 4.5%
Quintiles Transnational Corporationa                 239,613  10,063,746
Communication Services -- 2.1%
Redback Networks, Inc.a                     38,000   4,771,375
Drugs & Health Care -- 11.3%
Alterra Healthcare Corporationa             575,000  7,906,250
ChiRex, Inc.a                       395,500 12,705,437
KeraVision, Inc.a                   270,000 4,657,500
                                    25,269,187
Electronics -- 4.6%
Level One Communications, Inc.a             208,000  10,179,000
Food & Beverages-- 2.3%
Dreyer's Grand Ice Cream, Inc.              340,000  5,142,500
Leisure & Entertainment -- 8.5%
Pixar, Inc.a                        74,000  3,191,250
Speedway Motorsports, Inc.a                 284,500  11,184,406
Vail Resorts, Inc.a                         270,000  4,725,000
                                    19,100,656
Retail -- 4.5%
Amazon.com, Inc.a                   62,000           7,757,750
Hollywood Entertainment Corporationa                 113,000  2,210,563
                                    9,968,313
Software -- 18.7%
Banyan Systems, Inc.a                       58,000   634,375
HNC Software, Inc.a                         400,000  12,325,000
i2 Technologies, Inc.a                      198,000  8,514,000
ProBusiness Services, Inc.a                 303,000  10,870,125
Transaction Systems Architects, Inc.a                242,500  9,457,500
                                    41,801,000

Technology -- 15.0%
Cymer, Inc.a                        402,500 $        10,062,500
Exodus Communications, Inc.a                100,000  11,993,750
VeriSign, Inc. a                    133,000 11,471,250
                                    33,527,500
Transportation -- 4.3%
C.H. Robinson Worldwide, Inc.               263,000  9,665,250
Total Common Stocks
(cost $150,424,154)                                  215,169,377
U.S. GOVERNMENT AGENCY SECURITY -- 7.5%
Student Loan Marketing Corporation
(cost $16,667,963)         4.400%   07/01/99$16,670,000       16,667,963
Total Investments -- 103.8%
(cost $167,092,117)*                                 231,837,340
Liabilities in Excess of Other Assets -- (3.8)%                (8,467,889)
Net Assets-- 100.0%                 $223,369,451

a        Non-income producing security
* Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $73,354,451 and $8,609,228, respectively. Net appreciation for tax purposes is $64,745,223.

See notes to financial statements

Transamerica Premier Equity Fund
Portfolio Manager: Jeffrey S. Van Harte, Co-Manager: Gary U. Rolle

Fund Performance
The Premier Equity Fund performed extremely well in the first quarter, surpassing the performance of the broad market substantially. In the second quarter, the Fund met with challenges as volume in the equities market shifted towards industrial and cyclical stocks, and away from many growth -oriented issues held by the Fund. The Fund (Investor Class) generated a total return of 12.99% for the six-month period ended June 30, 1999, compared to a 12.39% advance by the S&P for the same period. Since its inception in October 1995, the Fund has earned an average annual return of 31.96% while the S&P 500 has returned 27.86%.

Portfolio Manager Comments
The Premier Equity Fund invests largely in growth stocks that possess superior capacity for significant long-term appreciation. We continue to hold these positions and remain committed to our investment strategy, despite the market's current focus on other sectors. A large portion of our portfolio is invested in technology, which is undergoing a huge innovation cycle that is going to run for years to come. As long-term investors, we will continue to hold the stocks that comprise this well-chosen portfolio, with the conviction that they have a great deal of solid performance yet to offer. Our outlook for the Fund remains extremely positive, and we believe the merits of its holdings will be reflected well in forthcoming quarters. Strong performers in the portfolio that have demonstrated superior growth in recent months are data storage provider EMC
Corporation, the Gap, Inc., which we believe is becoming the Wal-Mart of the retail apparel industry, and Knight/Trimark Group, Inc., the leading market maker for online trading companies.

Portfolio Asset Mix
[Pie Chart]

Going Forward
The U.S. economy still appears to be extremely strong, although the rise in interest rates does create a degree of concern going forward. However, we certainly do not expect inflation to re-ignite in the near term. To the contrary, we believe that the technological innovation our economy is now benefiting from is deflationary for most industries, driving prices lower for consumers. Companies such as those we have purchased for this portfolio are extremely well positioned to benefit from this economic shift. The innovative use of technology and the ability to take advantage of economies of scale provide many of the companies held in this portfolio with tremendous advantages over their competitors.

Thank you for your continued investment in the Transamerica Premier Equity Fund.

[CHART]
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
TRANSAMERICA PREMIER EQUITY FUND WITH THE S&P 500 INDEX**

         Total Returns     Average Annual
         As of June 30, 1999        Since Inception* One Year
Investor Class 31.96% 22.48% Class A 29.83% 15.97% Class M 31.00% 20.78% S&P 500
Index 27.86%  22.77%  Investor  Class  ($28,276 at 6/30/99)  Class A ($26,604 at
6/30/99) Class M ($27,515 at 6/30/99) S&P 500 Index ($25,124 at 6/30/99)

         The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
         * Investor Class -- October 2, 1995. Class A and Class M -- June 30, 1998; average annual returns are based on the October 2, 1995 commencement date for the Investor Class. ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through June 30, 1999.
         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

Transamerica Premier Equity Fund
Schedule of Investments -- June 30, 1999 (Unaudited)
                                                             Market
                                  Shares                     Value
                                  Shares or                  Market
                                  Principal Amount  Value
COMMON STOCKS -- 99.7%
Broadcasting -- 3.7%
Clear Channel Communications, Inc.a         200,000  $13,787,500
Business Services -- 4.6%
First Data Corporation                      350,000  17,128,125
Chemicals -- 5.2%
Minerals Technologies, Inc.                 175,000  9,767,187
Monsanto Company                              240,000 9,465,000
                                         19,232,187
Commercial Services -- 4.6%
Quintiles Transnational Corporationa        175,000  7,350,000
Sodexho Marriott Services, Inc.             500,000  9,593,750
                                            16,943,750
Communication Services -- 3.2%
Qwest Communications International, Inc.a   360,000  11,902,500
Computers & Business Equipment -- 15.5%
Cisco Systems, Inc.a                        300,000  19,331,250
Dell Computer Corporationa                600,000 22,200,000
EMC Corporationa                          290,000 15,950,000
                                         57,481,250
Diversified Operations -- 3.0%
Berkshire Hathaway, Inc., Class Ba          5,000    11,200,000
Drugs & Health Care -- 5.4%
Merck & Company, Inc.                       150,000  11,100,000
Pfizer, Inc.                                 80,000  8,780,000
                                              19,880,000
Electronics -- 8.4%
Applied Materials, Inc.a                    250,000  18,468,750
Intel Corporation                             210,000 12,495,000
                                    30,963,750
Financial Services -- 13.7%
Charles Schwab Corporation                350,000 38,456,250
Knight/Trimark Group, Inc.a                 200,000  12,062,500
                                              50,518,750
Hotels & Restaurants -- 3.6%
McDonald's Corporation                      320,000 13,220,000
Human Resources -- 2.1%
Robert Half International, Inc.a            300,000  7,800,000
Leisure & Entertainment -- 2.3%
Pixar, Inc.a                                200,000 8,625,000
Retail-- 3.1%
Gap, Inc.                           225,000 11,334,375

Retail Grocery -- 7.7%
Kroger Companya                     600,000 $        16,762,500
Safeway, Inc.a                      240,000 11,880,000
                                    28,642,500
Software -- 8.8%
IMS Health, Inc.                    350,000 10,937,500
Microsoft Corporationa                      240,000  21,645,000
                                    32,582,500
Technology -- 0.9%
VeriSign, Inc.a                     40,000  3,450,000
Transportation-- 3.9%
Kansas City Southern Industries, Inc.                225,000  14,357,813
Total Common Stocks
(cost $239,346,825)                                  369,050,000
REPURCHASE AGREEMENT -- 0.5% State Street Bank and Trust Company, 4.00%, due 07/01/99, (collateralized by $1,855,000 par value U.S. Treasury Bond, 7.250%, due 05/15/16, with a
value of $2,037,311, cost $1,997,000)                $1,997,000        1,997,000
Total Investments-- 100.2%
(cost $241,343,825)*                                 371,047,000
Liabilities in Excess of Other Assets-- (0.2)%                (763,280)
Net Assets-- 100.0%                 $370,283,720

a        Non-income producing security
* Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $139,697,267 and $9,994,092, respectively. Net unrealized appreciation for tax purposes is $129,703,175.

See notes to financial statements



Transamerica Premier Value Fund
Portfolio Manager: Christopher J. Bonavico, Co-Manager: Jeffrey S. Van Harte

Fund Performance
The Transamerica Premier Value Fund (Investor Class) was launched on March 31, 1998. The Fund's investment strategy is to own under-followed or currently out-of-favor names of fundamentally strong companies that our research indicates are undergoing significant positive change. For the six-month period ended June 30, 1999, the Fund generated a 4.06% total return, compared to 12.39% for the S&P 500 Index.

Portfolio Manager Comments
We are pleased with the holdings of the Premier Value Fund. In seeking out undervalued companies that possess a sustainable competitive advantage, our present research has led us to select a group of investment opportunities. Our focus is on the business and the quality of management because we believe that this focus will lead us to the highest returns on our investments.

Several stocks in the Fund have performed especially well over recent months. Among the top performers, we take special note of Kroger Company, Level One Communications, Inc., and Sealed Air Corporation. Kroger Company, recently merged with Fred Meyer, Inc. creating a dominant retailer in the grocery industry. We determined that the assets of each company could deliver strong shareholder returns for many years. Level One Communications, Inc. manufactures circuitry that allows data communications over existing voice telephone networks. Intel Corporation recently acquired Level One Communications, Inc. because of the unique and important role its products continue to play in the
Internet's development. Sealed Air Corporation is the Premier specialty packaging company in the world. The creators of bubble wrap, Sealed Air Corporation also owns patents on hundreds of other packaging products that have special applications in a wide variety of growth industries, from food to technology.

Portfolio Asset Mix
[Pie Chart]

Going Forward
We will continue to ask two important questions for investments in the Premier Value Fund. First, how big can a company be? And second, can the company earn strong returns while growing, or will its returns be competed away?

To find these special situations and unlock value for the shareholder, our focus will be on finding excellent companies versus cheap stocks. Our research leads us to companies that have a competitive edge over their peers and are run by top notch management teams who maintain that edge. Through rigorous research, we will endeavor to find companies with superior growth and returns prospects. And when we find these rare opportunities -- invest for the long term. Thank you for your continued investment in the Transamerica Premier Value Fund.

[Chart]
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
TRANSAMERICA PREMIER VALUE FUND WITH THE S&P 500 INDEX**

         Total Returns     Average Annual
         As of June 30, 1999        Since Inception* One Year
Investor  Class 8.32%  13.80%  Class A 3.61% 7.68% Class M 7.15%  12.37% S&P 500
Index 20.96%  22.77%  Investor  Class  ($11,050 at 6/30/99)  Class A ($10,453 at
6/30/99) Class M ($10,901 at 6/30/99) S&P 500 Index ($12,683 at 6/30/99)
         The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
         * Investor Class -- March 31, 1998. Class A and Class M -- June 30, 1998; average annual returns are based on the April 1, 1998 commencement date for the Investor Class. ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through June 30, 1999.
         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

Transamerica Premier Value Fund

Schedule of Investments -- June 30, 1999 (Unaudited)
                                                                       Market
                                                     Shares            Value
                                                                       Market
                                                     Shares            Value
COMMON STOCKS -- 99.0%
Aerospace & Defense -- 3.0%
Gulfstream Aerospace Corporationa           4,000    $        270,250
Auto Repair Centers-- 5.2%
Midas, Inc.                         16,500  468,188
Business Services -- 6.1%
First Data Corporation                      11,400   557,887
Chemicals-- 8.4%
Minerals Technologies, Inc.                 9,000    502,312
Monsanto Company                    6,600   260,288
                                    762,600
Commercial Services -- 4.3%
Sodexho Marriott Services, Inc.             20,500   393,344
Computers & Business Equipment-- 4.5%
EMC Corporationa                    7,500   412,500
Containers & Packaging -- 2.5%
Sealed Air Corporationa                     3,500    227,063
Diversified Operations-- 7.0%
Berkshire Hathaway, Inc., Class Ba          285      638,400
Drugs & Health Care -- 5.6%
Alterra Healthcare Corporationa             20,000   275,000
Bristol-Myers Squibb Company                3,300    232,444
                                    507,444
Electric Utilities -- 6.4%
Niagara Mohawk Power Corporationa           36,000   578,250
Electronics-- 17.1%
Applied Materials, Inc.a                    10,000   738,750
Intel Corporation                   8,000   476,000
Level One Communications, Inc.a             7,000    342,562
                                    1,557,312
Financial Services -- 3.1%
Knight/Trimark Group, Inc.a                 4,700    283,469
Human Resources-- 2.6%
Robert Half International, Inc.a            9,000    234,000
Leisure & Entertainment -- 2.0%
Speedway Motorsports, Inc.a                 4,500    176,906
Retail Grocery-- 7.3%
Kroger Companya                     20,000  558,750
Safeway, Inc.a                      2,200   108,900
                                    667,650

Software -- 3.2%
Transaction Systems Architects, Inc.a                7,500    $        292,500
Technology-- 3.7%
Cymer, Inc.a                        13,500  337,500
Transportation-- 7.0%
Kansas City Southern Industries, Inc.                10,000   638,125
Total Common Stocks
(cost $7,430,133)                           9,003,388
PREFERRED STOCK -- 1.7%
Containers & Packaging
Sealed Air Corporation
(cost $154,185)                     2,500   156,250
Total Investments-- 100.7%
(cost $7,584,318)*                                   9,159,638
Liabilities in Excess of Other Assets -- (0.7)%                (64,566)
Net Assets -- 100.0%                 $9,095,072

a        Non-income producing security
Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $1,983,186 and $407,866, respectively. Net unrealized appreciation for tax purposes is $1,575,320.

See notes to financial statements



Transamerica Premier Index Fund
Portfolio Manager: Lisa L. Hansen, Co-Manager: Christopher J. Bonavico

Fund Performance
The Transamerica Premier Index Fund (Investor Class) earned a total return of 12.08% for the six-month period ended June 30, 1999, in comparison to a total return of 12.39% for the S&P 500 Index. Since its inception in October 1995, the Fund has earned an average annual total return of 27.46%, relative to a 27.86% return for the S&P 500. This performance is consistent with the Fund's long-term goal of tracking overall stock market returns, as measured by the S&P 500 Index.

Portfolio Manager Comments
The broad equity markets responded extremely well to the Federal Open Market Committee's June announcement that interest rates would be increased by one quarter of one percent. Despite a market correction upon the initial suggestion that rates might be increased, as investors digested the announcement, they continued to buy stocks, partly in anticipation of good earnings for this quarter. We have seen predominantly good earnings thus far, with significantly fewer disappointing pre-announcements this quarter than in the past quarter. Slow but steady recovery in the economies of Europe and in many parts of Asia point towards greater stability in these countries. Economic difficulties continue in Latin America, however, with Argentina in particular posing concerns. China and Taiwan, key trading and manufacturing centers, are also respectively contemplating currency and sovereignty issues that could disrupt these economies. With respect to commodities prices, while oil prices have risen in the past six months, many other commodity prices continue to remain low, dampening the likelihood of a spike in inflation.

Portfolio Asset Mix [Pie Chart]


Going Forward
The U.S. equities markets are demonstrating great resiliency, and second quarter earnings are anticipated to be very good for most U.S. corporations. Across the S&P 500, companies are turning in another quarter of record earnings. The trend of above par productivity and profitability for major U.S. companies currently remains intact. The Transamerica Premier Index Fund will continue to closely mirror the performance of the S&P 500 Index, which is comprised of 500 of the United States' most established, well capitalized companies. Thank you for your continued interest in the Transamerica Premier Index Fund.


 [CHART]
COMPARISON of change in value of a $10,000 investment in transamerica Premier index fund with the s&p 500 index**

Total Returns     Average Annual
         As of June 30, 1999        Since Inception* One Year
Investor Class    27.46%   22.31%
Class A 25.34% 15.53% Class M 26.54% 20.55% S&P 500 Index 27.86% 22.77% Investor
Class  ($24,830  at 6/30/99)  Class A ($23,314  at 6/30/99)  Class M ($24,161 at
6/30/99) S&P 500 Index ($25,124 at 6/30/99)
         The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
         * Investor Class -- October 2, 1995. Class A and Class M -- June 30, 1998; average annual returns are based on the October 2, 1995 commencement date for the Investor Class. ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through June 30, 1999.
         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

Transamerica Premier Index Fund
Schedule of Investments -- June 30, 1999 (Unaudited)

                                                              Market
                                            Shares            Value
                                                              Market
                                            Shares            Value
COMMON STOCKS -- 83.6%
Advertising -- 0.1%
Omnicom Group, Inc.                         532      $        42,560
Aerospace & Defense-- 1.1%
Boeing Company                      3,292   145,465
Computer Sciences Corporation               516      35,701
General Dynamics Corporation                420      28,770
Lockheed Martin Corporation                 1,296    48,276
Northrop Grumman Corporation                225      14,920
Raytheon Company, Class B           1,096   77,131
TRW, Inc.                           427     23,432
United Technologies Corporation             1,585    113,625
                                    487,320
Agricultural Biotechnology -- 0.1%
Pioneer Hi-Bred International, Inc.         815      31,734
Agricultural Machinery-- 0.1%
Deere & Company                     840     33,285
Air Travel -- 0.2%
AMR Corporationa                    552     37,674
Delta Air Lines, Inc.                       456      26,277
Southwest Airlines Company          1,074   33,428
US Airways Group, Inc.a                     283      12,328
                                    109,707
Aluminum -- 0.2%
Alcan Aluminum Ltd.                         738      23,570
Alcoa, Inc.                         1,158   71,651
Reynolds Metals Company             221     13,039
                                    108,260
Apparel & Textiles -- 0.2%
Fruit Of The Loom, Inc.a            242     2,360
Liz Claiborne, Inc.                         233      8,504
Nike, Inc.                          944     59,767
Reebok International Ltd.a          185     3,446
Russell Corporation                         130      2,535
Springs Industries, Inc.                    68       2,966
VF Corporation                      424     18,126
                                    97,704
Auto Parts -- 0.2%
Dana Corporation                    520     23,953
Delphi Automotive Systems Corporation                1,848    34,303
Eaton Corporation                   245     22,540
Genuine Parts Company                       596      20,860
                                    101,656
Automobiles -- 0.8%
Ford Motor Company                          3,937    222,195
General Motors Corporation          2,130   140,580
PACCAR, Inc.                        265     14,144
                                    376,919

Banking -- 4.3%
AmSouth Bancorporation              585     $        13,565
Banc One Corporation                        3,807    226,754
Bank of New York Company, Inc.              2,472    90,691
BankAmerica Corporation             5,631   412,823
BankBoston Corporation              961     49,131
BB&T Corporation                    958     35,147
Comerica, Inc.                      545     32,393
Fifth Third Bancorp                         866      57,643
First Union Corporation                     3,224    151,528
Fleet Financial Group, Inc.                 1,774    78,721
Huntington Bancshares, Inc.                 686      24,010
J.P. Morgan & Company, Inc.                 604      84,862
KeyCorp                    1,502    48,252
MBNA Corporation                    2,470   75,644
Mellon Bank Corporation             1,734   63,074
Mercantile Bancorporation, Inc.             510      29,134
National City Corporation           1,013   66,351
Northern Trust Corporation          370     35,890
PNC Bank Corporation                        981      56,530
Providian Financial Corporation             457      42,730
Republic New York Corporation               367      25,025
SouthTrust Corporation                      525      20,147
Summit Bancorp                      592     24,753
SunTrust Banks, Inc.                        1,028    71,382
Synovus Financial Corporation               866      17,212
US Bancorp                          2,357   80,138
Wachovia Corporation                        656      56,129
                                    1,969,659
Biological Products -- 0.1%
Millipore Corporation                       146      5,922
PE Corporation-PE Biosystems Group          243      19,901
                                    25,823
Broadcasting -- 0.6%
Clear Channel Communications, Inc.a         1,025    70,661
Comcast Corporation                         2,218    85,254
Comcast Corporation, Class A                186      6,661
Viacom, Inc.a                       2,366   104,104
                                    266,680
Building Construction -- 0.1%
Centex Corporation                          197      7,400
Fluor Corporation                   243     9,841
Kaufman & Broad Home Corporation            161      4,005
Pulte Corporation                   136     3,137
                                    24,383
Business Services -- 1.1%
Automatic Data Processing, Inc.             1,948    85,712
Deluxe Corporation                          276      10,747
Ecolab, Inc.                        430     18,759
Electronic Data Systems Corporation         1,618    91,518
First Data Corporation                      1,465    71,693
H & R Block, Inc.                   348     $        17,400
Humana, Inc.a                       547     7,077
Interpublic Group Companies, Inc.           454      39,328
Laidlaw, Inc.                       1,019   7,515
Paychex, Inc.                       799     25,468
R.R. Donnelley & Sons Company               480      17,790
Service Corporation International           900      17,325
Solectron Corporationa                      800      53,350
The Dun & Bradstreet Corporation            566      20,057
                                    483,739
Chemicals -- 1.5%
Air Products and Chemicals, Inc.            747      30,067
B.F. Goodrich Company                       241      10,242
Dow Chemical Company                719     91,223
E.I. du Pont de Nemours and Company         3,686    251,800
Eastman Chemical Company            269     13,921
FMC Corporationa                    106     7,241
Great Lakes Chemical Corporation            189      8,706
Hercules, Inc.                      334     13,130
Mallinckrodt, Inc.                          236      8,585
Monsanto Company                    2,036   80,295
Nalco Chemical Company              219     11,361
PPG Industries, Inc.                        607      35,851
Praxair, Inc.                       490     23,979
Rohm & Haas Company                 685     29,382
Sigma-Aldrich Corporation           337     11,605
Union Carbide Corporation           436     21,255
Vulcan Materials Company            330     15,939
W.R. Grace & Companya               243     4,465
                                    669,047
Communication Services -- 3.4%
America Online, Inc.                        3,310    365,755
Lucent Technologies, Inc.           9,659   651,345
MediaOne Group, Inc.a                       1,972    146,668
SBC Communications, Inc.            6,406   371,548
                                    1,535,316
Computers & Business Equipment-- 6.5%
3Com Corporationa                   1,163   31,037
Apple Computer, Inc.a                       516      23,897
Cabletron Systems, Inc.a                    494      6,422
Ceridian Corporationa                       464      15,167
Cisco Systems, Inc.a                        10,276   662,160
Compaq Computer Corporation                 5,533    131,063
Data General Corporationa           133     1,937
Dell Computer Corporationa          8,286   306,582
EMC Corporationa                    3,264   179,520
Gateway 2000, Inc.a                         510      30,090
Hewlett-Packard Company             3,367   338,383
International Business Machines Corporation 6,072    784,806
Network Appliance, Inc.a                    235      13,131
Pitney Bowes, Inc.                          952      61,166
Seagate Technology, Inc.a                   753      $        19,296
Sun Microsystems, Inc.a                     2,432    167,504
Tandy Corporation                   646     31,573
Unisys Corporationa                         831      32,357
Xerox Corporation                   2,144   126,630
                                    2,962,721
Conglomerates -- 1.3%
AlliedSignal, Inc.                          1,849    116,487
CBS Corporation                     2,301   99,950
Cendant Corporationa                        2,590    53,095
Gillette Company                    3,591   147,231
Harcourt General, Inc.                      232      11,963
Minnesota Mining & Manufacturing Company    1,358    118,061
Tenneco, Inc.                       572     13,656
Textron, Inc.                       542     44,613
                                    605,056
Construction & Mining Equipment-- 0.2%
Case Corporation                    233     11,213
Caterpillar, Inc.                   1,166   69,960
Dover Corporation                   740     25,900
Foster Wheeler Corporation          136     1,921
                                    108,994
Construction Materials -- 0.1%
Armstrong World Industries, Inc.            132      7,631
Masco Corporation                   1,067   30,810
Owens Corning                       165     5,672
Sherwin-Williams Company            568     15,762
                                    59,875
Consumer Products -- 0.0%
American Greetings Corporation              239      7,200
Containers & Glass-- 0.1%
Ball Corporation                    92      3,887
Bemis Company, Inc.                         167      6,638
Crown Cork & Seal Company, Inc.             421      11,999
Owens-Illinois, Inc.a                       483      15,788
Temple-Inland, Inc.                         192      13,104
                                    51,416
Containers & Packaging -- 0.0%
Sealed Air Corporationa                     289      18,749
Cosmetics & Toiletries-- 0.2%
Alberto-Culver Company              193     5,138
Avon Products, Inc.                         878      48,729
International Flavors & Fragrances, Inc.             362      16,064
                                    69,931
Drugs & Health Care -- 8.6%
Abbott Laboratories                         4,935    224,542
Allergan, Inc.                      214     23,754
Alza Corporationa                   325     16,534
American Home Products Corporation          4,291    246,732
Amgen, Inc.a                        1,746   $        106,288
Bausch & Lomb, Inc.                         195      14,917
Baxter International, Inc.                  913      55,351
Becton, Dickinson & Company                 819      24,570
Biomet, Inc.                        371     14,747
Bristol-Myers Squibb Company                6,594    464,465
C.R. Bard, Inc.                     176     8,415
Cardinal Health, Inc.                       875      56,109
Columbia/HCA Healthcare Corporation         2,173    49,571
Eli Lilly & Company                         3,577    256,203
Guidant Corporation                         962      49,483
HCR Manor Care, Inc.a                       355      8,587
HEALTHSOUTH Corporationa            1,382   20,644
Johnson & Johnson                   4,395   430,710
LifePoint Hospitals, Inc.a          114     1,532
McKesson Corporation                        884      28,398
Medtronic, Inc.                     1,865   145,237
Merck & Company, Inc.                       7,748    573,352
Pfizer, Inc.                        4,233   464,572
Pharmacia & Upjohn, Inc.            1,665   94,593
Schering-Plough Corporation                 4,819    255,407
St. Jude Medical, Inc.a                     267      9,512
Tenet Healthcare Corporationa               966      17,931
Triad Hospitals, Inc.a                      114      1,539
United Healthcare Corporation               607      38,013
Warner-Lambert Company              2,677   185,717
Watson Pharmaceuticals, Inc.a               315      11,045
Wellpoint Health Networks, Inc.a            219      18,588
                                    3,917,058
Electric Utilities -- 1.7%
AES Corporationa                    552     32,085
Ameren Corporation                          447      17,154
American Electric Power Company             626      23,514
Carolina Power & Light Company              504      21,577
Central & South West Corporation            698      16,316
CINergy Corporation                         516      16,512
CMS Energy Corporation              330     13,819
Consolidated Edison Company of New York, Inc.        781      35,340
Constellation Energy Group          491     14,546
Dominion Resources, Inc.            607     26,291
DTE Energy Company                          485      19,400
Duke Energy Corporation             1,179   64,108
Edison International                        1,141    30,522
Entergy Corporation                         772      24,125
FirstEnergy Corporation                     768      23,808
Florida Progress Corporation                315      13,013
FPL Group, Inc.                     599     32,720
GPU, Inc.                           405     17,086
New Century Energies, Inc.          395     15,331
Niagara Mohawk Power Corporationa           603      9,686
Northern States Power Company               467      11,296
P P & L Resources, Inc.                     491      15,100
Pacificorp                          961     $        17,658
PECO Energy Company                         729      30,527
PG & E Corporation                          1,245    40,462
Public Service Enterprise Group, Inc.                791      32,332
Reliant Energy, Inc.                        921      25,443
Southern Company                    2,242   59,413
Texas Utilities Company                     917      37,826
Unicom Corporation                          713      27,495
                                    764,505
Electrical Equipment -- 3.1%
Boston Scientific Corporationa              1,226    53,867
Cooper Industries, Inc.                     368      19,136
Emerson Electric Company            1,465   92,112
General Electric Company            10,659  1,204,467
Johnson Controls, Inc.                      277      19,200
National Service Industries, Inc.           135      4,860
Raychem Corporation                         257      9,509
W.W. Grainger, Inc.                         324      17,435
                                    1,420,586
Electronics -- 3.1%
Advanced Micro Devices, Inc.a               460      8,309
Andrew Corporationa                         292      5,530
Applied Materials, Inc.a                    1,197    88,428
EG & G, Inc.                        152     5,415
Harris Corporation                          268      10,502
Honeywell, Inc.                     423     49,015
Intel Corporation                   10,860  646,170
KLA Tencor Corporationa             276     17,905
LSI Logic Corporationa                      441      20,341
Micron Technology, Inc.a                    805      32,452
Motorola, Inc.                      1,950   184,762
National Semiconductor Corporationa         546      13,821
Rockwell International Corporation          620      37,665
Scientific-Atlanta, Inc.                    245      8,820
Silicon Graphics, Inc.a                     599      9,809
Tektronix, Inc.                     159     4,800
Tellabs, Inc.a                      1,210   81,751
Texas Instruments, Inc.                     1,262    182,990
Thomas & Betts Corporation          169     7,985
                                    1,416,470
Financial Services -- 5.6%
American Express Company            1,471   191,414
Associates First Capital Corporation                 2,348    104,046
Capital One Financial Corporation           621      34,582
Charles Schwab Corporation          1,304   143,277
Chase Manhattan Corporation                 2,750    238,219
Citigroup, Inc.                     11,085  526,537
Countrywide Credit Industries, Inc.         349      14,920
Equifax, Inc.                       484     17,273
Federal Home Loan Mortgage Corporation      2,209    128,122
Federal National Mortgage Association                3,374    230,697
Firstar Corporation                         2,250    $        63,000
Franklin Resources, Inc.                    809      32,865
Household International, Inc.               1,554    73,621
Lehman Brothers Holdings, Inc.              380      23,655
Merrill Lynch & Company, Inc.               1,138    90,969
Morgan Stanley Dean Witter & Co.            1,880    192,700
Paine Webber Group, Inc.            465     21,739
Regions Financial Corporation               690      26,522
SLM Holding Corporation             552     25,288
State Street Corporation                    555      47,383
The Bear Stearns Companies, Inc.            414      19,354
Union Planters Corporation          414     18,501
Washington Mutual, Inc.             1,933   68,380
Wells Fargo Company                         5,265    225,079
                                    2,558,143
Food & Beverages -- 3.1%
Archer-Daniels-Midland Company              1,966    30,350
Bestfoods                           949     46,975
Campbell Soup Company               1,461   67,754
Coca Cola Enterprises, Inc.                 1,342    39,924
Coca-Cola Company                   8,018   501,125
ConAgra, Inc.                       1,598   42,547
General Mills, Inc.                         522      41,956
H.J. Heinz Company                          1,200    60,150
Hershey Foods Corporation           508     30,162
Kellogg Company                     1,380   45,540
Nabisco Group Holdings Corporation          1,065    20,834
PepsiCo, Inc.                       4,775   184,733
Quaker Oats Company                         442      29,338
Ralston-Ralston Purina Group                1,040    31,655
Sara Lee Corporation                        2,972    67,427
Sysco Corporation                   1,159   34,553
Unilever NV and PLC                         1,877    130,921
Wm. Wrigley Jr. Company             377     33,930
                                    1,439,874
Gas & Pipeline Utilities -- 0.5%
Coastal Corporation                         700      28,000
Columbia Gas System, Inc.           275     17,239
Consolidated Natural Gas Company            304      18,468
Eastern Enterprises                         68       2,703
Enron Corporation                   1,146   93,685
NICOR, Inc.                         159     6,052
ONEOK, Inc.                         86      2,731
People's Energy Corporation                 122      4,598
Sonat, Inc.                         362     11,991
The Williams Companies, Inc.                1,365    58,098
                                    243,565

Gas Exploration and Distribution -- 0.2%
Anadarko Petroleum Corporation              415      $        15,277
Apache Corporation                          360      14,040
Burlington Resources, Inc.          582     25,171
Occidental Petroleum Corporation            1,089    23,005
Union Pacific Resources Group, Inc.         770      12,561
                                    90,054
Gold & Mining -- 0.2%
Barrick Gold Corporation            1,200   23,250
Battle Mountain Gold Company                719      1,752
Cyprus Amax Minerals Company                301      4,571
Freeport-McMoRan Copper & Gold, Inc.                 533      9,561
Homestake Mining Company            766     6,272
Newmont Mining Corporation          522     10,375
Phelps Dodge Corporation            189     11,706
Placer Dome, Inc.                   1,100   12,994
                                    80,481
Hotels & Restaurants -- 0.6%
Darden Restaurants, Inc.                    493      10,753
Hilton Hotels Corporation           819     11,619
Marriott International, Inc.                819      30,610
McDonald's Corporation              4,540   187,559
Mirage Resorts, Inc.a                       652      10,921
Tricon Global Restaurants, Inc.a            511      27,658
Wendy's International, Inc.                 415      11,750
                                    290,870
Household Appliances & Products-- 1.5%
Black & Decker Corporation          293     18,496
Clorox Company                      380     40,589
Colgate-Palmolive Company           959     94,701
Corning, Inc.                       830     58,204
Maytag Corporation                          295      20,558
Newell Rubbermaid, Inc.                     920      42,780
Procter & Gamble Company            4,318   385,381
Snap-On, Inc.                       205     7,418
The Stanley Works                   293     9,431
Tupperware Corporation                      206      5,253
Whirlpool Corporation                       237      17,538
                                    700,349
Industrial Machinery -- 0.9%
Briggs & Stratton Corporation               85       4,909
Crane Company                       220     6,916
Cummins Engine Company, Inc.                133      7,598
Illinois Tool Works, Inc.                   793      65,026
Ingersoll-Rand Company              548     35,414
ITT Industries, Inc.                        295      11,247
Milacron, Inc.                      126     2,331
NACCO Industries, Inc.                      21       1,544

Pall Corporation                    403     $        8,942
Parker Hannifin Corporation                 365      16,699
Thermo Electron Corporationa                502      10,071
Timken Company                      209     4,075
Tyco International Ltd.                     2,588    245,213
                                    419,985
Insurance -- 2.8%
Aetna Life & Casualty Company               497      44,450
AFLAC, Inc.                         900     43,088
Allstate Corporation                        2,674    95,930
American General Corporation                797      60,074
American International Group, Inc.          4,021    470,708
Aon Corporation                     814     33,578
Chubb Corporation                   577     40,102
CIGNA Corporation                   739     65,771
Cincinnati Financial Corporation            542      20,359
Conseco, Inc.                       1,025   31,198
Hartford Financial Services Group, Inc.              785      45,775
Jefferson-Pilot Corporation                 353      23,364
Lincoln National Corporation                692      36,200
Loews Corporation                   378     29,909
Marsh & McLennan Companies, Inc.            792      59,796
MBIA, Inc.                          311     20,137
MGIC Investment Corporation                 413      20,082
Progressive Corporation Ohio                232      33,640
Provident Companies, Inc.           414     16,560
Safeco Corporation                          420      18,533
St. Paul Companies, Inc.                    771      24,527
Torchmark Corporation                       460      15,698
UNUM Corporation                    461     25,240
                                    1,274,719
Investment Companies -- 3.5%
Standard and Poor's Depository Receipts              11,775   1,613,175
Leisure & Entertainment-- 0.7%
Brunswick Corporation                       331      9,227
Carnival Corporation                        1,900    92,150
Harrah's Entertainment, Inc.a               418      9,196
King World Productions, Inc.a               237      8,251
The Walt Disney Company             6,696   206,320
                                    325,144
Liquor -- 0.4%
Adolph Coors Company                        130      6,435
Anheuser-Busch Companies, Inc.              1,556    110,379
Brown-Forman Corporation            225     14,667
The Seagram Company Ltd.            1,370   69,014
                                    200,495
Manufacturing -- 0.1%
Danaher Corporation                         414      24,064
Mobile Homes-- 0.0%
Fleetwood Enterprises, Inc.                 112      2,961
MultiMedia -- 0.6%
Time Warner, Inc.                   3,994   $        293,559
Newspapers-- 0.4%
Dow Jones & Company, Inc.           310     16,449
Gannett Company, Inc.                       931      66,450
Knight-Ridder, Inc.                         258      14,174
New York Times Company              639     23,523
Times Mirror Company                        260      15,405
Tribune Company                     419     36,506
                                    172,507
Non-Ferrous Metals -- 0.0%
Asarco, Inc.                        122     2,295
Engelhard Corporation                       483      10,928
Inco Ltd.                           487     8,766
                                    21,989
Office Furnishings & Supplies-- 0.1%
Avery Dennison Corporation          351     21,192
Ikon Office Solutions, Inc.                 490      7,350
                                    28,542
Oil -- 4.1%
Amerada Hess Corporation            302     17,969
Ashland, Inc.                       221     8,868
Atlantic Richfield Company          1,066   89,078
Chevron Corporation                         2,156    205,224
Exxon Corporation                   7,909   609,982
Kerr-McGee Corporation              288     14,454
Mobil Corporation                   2,579   255,321
Phillips Petroleum Company          866     43,571
Royal Dutch Petroleum Company               7,050    424,762
Sempra Energy                       815     18,439
Sunoco, Inc.                        257     7,758
Texaco, Inc.                        1,772   110,750
Unocal Corporation                          811      32,136
USX-Marathon Group                          964      31,390
                                    1,869,702
Paper & Forest Products-- 0.8%
Boise Cascade Corporation           175     7,503
Champion International Corporation          309      14,793
Fort James Corporation                      715      27,081
Georgia-Pacific Corporation                 598      28,330
International Paper Company                 1,325    66,912
Kimberly-Clark Corporation          1,830   104,310
Louisiana-Pacific Corporation               359      8,526
Mead Corporation                    353     14,738
Potlatch Corporation                        90       3,954
Westvaco Corporation                        341      9,889
Weyerhaeuser Company                        658      45,238
Willamette Industries, Inc.                 363      16,721
                                    347,995
Petroleum Services -- 0.5%
Baker Hughes, Inc.                          1,057    $        35,409
Halliburton Company                         1,392    62,988
Helmerich & Payne, Inc.                     158      3,762
McDermott International, Inc.               190      5,368
Rowan Companies, Inc.a                      282      5,199
Schlumberger Ltd.                   1,761   112,154
                                    224,880
Photography -- 0.2%
Eastman Kodak Company               1,103   74,728
Polaroid Corporation                        147      4,061
                                    78,789
Plastics -- 0.0%
Sonoco Products Company             51      1,527
Pollution Control-- 0.3%
Browning-Ferris Industries, Inc.            565      24,295
Waste Management, Inc.                      1,869    100,475
                                    124,770
Publishing -- 0.1%
Jostens, Inc.                       115     2,422
McGraw-Hill Companies, Inc.                 678      36,570
Meredith Corporation                        171      5,921
                                    44,913
Railroads & Equipment -- 0.3%
Burlington Northern Santa Fe                1,467    45,477
CSX Corporation                     709     32,127
Union Pacific Corporation           750     43,734
                                    121,338
Retail -- 4.6%
AutoZone, Inc.a                     484     14,581
Best Buy Company, Inc.a                     675      45,563
Circuit City Stores-Circuit City Group               332      30,876
Consolidated Stores Corporationa            345      9,315
Costco Companies, Inc.a                     680      54,442
CVS Corporation                     1,268   64,351
Dayton Hudson Corporation           1,430   92,950
Dillard's, Inc.                     370     12,996
Dollar General Corporation          736     21,344
Federated Department Stores, Inc.a          687      36,368
Gap, Inc.                           2,828   142,435
Home Depot, Inc.                    4,771   307,431
J.C. Penney Company, Inc.           775     37,636
Kmart Corporationa                          1,551    25,495
Kohl's Corporationa                         533      41,141
Limited, Inc.                       373     16,925
Longs Drug Stores Corporation               135      4,666
Lowe's Companies, Inc.                      1,205    68,308
May Department Stores Company               1,174    47,987
Nordstrom, Inc.                     523     17,521
Office Depot, Inc.a                         1,220    $        26,916
Pep Boys-Manny, Moe & Jack          176     3,806
Rite-Aid Corporation                        838      20,636
Sears, Roebuck & Company            1,291   57,530
Staples, Inc.a                      1,449   44,828
SUPERVALU, Inc.                     409     10,506
TJX Companies, Inc.                         986      32,846
Toys "   " Us, Inc.a                        906      18,743
Wal-Mart Stores, Inc.                       14,660   707,345
Walgreen Company                    3,266   95,939
                                    2,111,426
Retail Grocery -- 0.5%
Albertson's, Inc.                   1,413   72,868
Great Atlantic & Pacific Tea Company, Inc.  131      4,429
Kroger Companya                     2,736   76,437
Safeway, Inc.a                      1,518   75,141
Winn-Dixie Stores, Inc.                     500      18,469
                                    247,344
Savings & Loan -- 0.0%
Golden West Financial Corporation           199      19,502
Software-- 4.2%
Adobe Systems, Inc.                         228      18,732
Autodesk, Inc.                      192     5,676
BMC Software, Inc.a                         671      36,234
Computer Associates International, Inc.              1,798    98,890
Compuware Corporationa              1,200   38,175
IMS Health, Inc.                    1,041   32,531
Microsoft Corporationa                      16,224   1,463,202
Novell, Inc.a                       1,176   31,164
Oracle Corporationa                         4,822    179,017
Parametric Technology Corporationa          882      12,238
PeopleSoft, Inc.                    752     12,972
Shared Medical Systems Corporation          77       5,024
                                    1,933,855
Steel -- 0.1%
Allegheny Teldyne, Inc.                     600      13,575
Bethlehem Steel Corporationa                422      3,244
Nucor Corporation                   289     13,710
USX-US Steel Group                          281      7,587
Worthington Industries, Inc.                302      4,964
                                    43,080
Telecommunications -- 6.0%
Alltel Corporation                          884      63,206
Ameritech Corporation                       3,630    266,805
AT&T Corporation                    10,933  610,198
Bell Atlantic Corporation           5,051   330,209
BellSouth Corporation                       6,363    298,266
CenturyTel, Inc.                    435     17,291
Frontier Corporation                        515      30,385
GTE Corporation                     3,174   $        240,430
MCI WorldCom, Inc.a                         5,963    513,191
Nextel Communications, Inc.a                940      47,176
Sprint Corporation (Fon Group)              2,914    153,896
Sprint Corporation (PCS Group)a             1,399    79,918
US West, Inc.                       1,620   95,175
                                    2,746,146
Telecommunications Equipment -- 0.4%
General Instrument Corporationa             538      22,865
Nortel Networks Corporation                 2,092    181,612
                                    204,477
Tires & Rubber -- 0.1%
Cooper Tire & Rubber Company                239      5,646
Goodyear Tire & Rubber Company              507      29,818
                                    35,464
Tobacco -- 0.8%
Fortune Brands, Inc.                        583      24,122
Philip Morris Companies, Inc.               7,922    318,365
UST, Inc.                           612     17,901
                                    360,388
Toys & Amusements -- 0.1%
Hasbro, Inc.                        646     18,048
Mattel, Inc.                        1,353   35,770
                                    53,818
Transportation -- 0.1%
Kansas City Southern Industries, Inc.                357      22,781
Norfolk Southern Corporation                1,256    37,837
                                    60,618
Trucking & Freight Forwarding-- 0.2%
FDX Corporationa                    968     52,514
Navistar International Corporationa         235      11,750
Ryder System, Inc.                          247      6,422
                                    70,686
Total Common Stocks
(cost $25,403,699)                                   38,247,547
COMMERCIAL PAPER-- DOMESTIC-- 14.0%
Agricultural Machinery -- 3.2%
Deere & Company
         5.010%   09/17/99 $1,500,000       1,483,717
Chemicals -- 2.2%
E. I. du Pont de Nemours and Company
         4.980%   09/17/99 1,000,000        989,210

Commercial Financial Services -- 4.3%
General Electric Capital Corporation
         5.010%   09/17/99 $        500,000 $        494,573
IBM Credit Corporation
         5.010%   09/17/99 1,500,000        1,483,717
                                    1,978,290
Consumer Financial Services -- 2.1%
Ford Motor Credit Company
         5.040%   09/17/99 1,000,000        989,080
Food & Beverages -- 2.2%
Coca Cola Company
         5.000%   09/17/99 1,000,000        989,167
Total Commercial Paper -- Domestic
(cost $6,429,464)                           6,429,464
U.S. GOVERNMENT SECURITIES -- 1.0%
United States Treasury Bills
         4.520%   09/16/99 400,000  396,133
         4.560%   09/16/99 50,000   49,512
Total U.S. Government Securities
(cost $445,645)*                            445,645
REPURCHASE AGREEMENT -- 1.6% State Street Bank & Trust Company, 4.00%, due 07/01/99, (collateralized by $675,000 par value U.S. Treasury Bond, 7.250%, due 05/15/16, with a value of $741,340, cost $722,000) 722,000 722,000 Total
Investments -- 100.2% (cost $33,000,808)** 45,844,656 Liabilities in Excess of Other Assets -- (0.2)% (72,532) Net Assets -- 100.0% $45,772,124

         a        Non-income producing security
         * $445,645 market value of securities has been pledged as collateral for initial margin for futures contracts. ** Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $13,278,571 and $434,723, respectively. Net unrealized appreciation for tax purposes is $12,843,848.

Schedule of futures contracts
         Number of         Contract Total   Unrealized
         Contracts         Description      Contract Value    Gain
         22       S&P 500  $7,599,350       $291,324
                  September 1999
                  (Long)

See notes to financial statements

Transamerica Premier Balanced Fund
Portfolio Managers: Gary U. Rolle, Co-Manager: Stephen J. Ahearn

Fund Performance
The Transamerica Premier Balanced Fund (Investor Class) returned 3.69% for the six-month period ended June 30, 1999. In comparison, the benchmark indexes, the S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index returned 12.39% and -2.28%, respectively. Since the Fund's inception on October 2, 1995, it has achieved an average annual total return of 22.51% relative to a total return of 27.86% for the S&P 500 Index and 6.46% for the Lehman Brothers Government/Corporate Bond Index.

Portfolio Manager Comments
In the last six months, as interest rates rose and bond prices fell, we increased the bond holdings in this portfolio to 37%. We have added more cyclical and energy names, and are selectively buying foreign bonds. In the new issues market, we are seeking out quality new issues for long-term holds. Three bond issues we purchased for the Fund this year that have performed extremely well are Triton Energy Ltd., Offshore Logistics, Inc., and Korea Development Bank.

Portfolio Asset Mix [Pie Chart]


Going Forward
As in the past, rather than guessing on the direction of interest rates, we continue to select bonds that are currently out of favor, but which our research indicates are undergoing positive change. We seek out bonds which currently provide high cash returns while also possessing the strong likelihood of appreciation in their valuations through credit upgrades.

The interest rate environment is still quite positive for common stocks. We believe inflation will continue to be benign, and that productivity will continue at record levels. We also expect earnings in the second half to be stronger than in the first half, even if interest rates go slightly higher. In light of these considerations, we believe the outlook for the Fund is quite positive. Thank you for your continued investment in the Transamerica Premier Balanced Fund.

[CHART] COMPARISON of change in value of a $10,000 investment in transamerica Premier balanced fund with lehman brothers government/corporate bond index and s&p 500 index**

         Total Returns     Average Annual
         As of June 30, 1999        Since Inception* One Year
Investor  Class 22.51% 15.53% Class A 20.53% 9.29% Class M 21.66% 14.00% S&P 500
Index 27.86% 22.77% Lehman Brothers Government/
         Corporate Bond Index       6.46%   2.69%

Investor  Class  ($21,405  at  6/30/99)  Class A ($20,133  at  6/30/99)  Class M
($20,853  at  6/30/99)  S&P 500  Index  ($25,124  at  6/30/99)  Lehman  Brothers
Government/Corporate Bond Index
($12,644 at 6/30/99)

         The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The Lehman Brothers Government/Corporate Bond Index is a broad -- based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. These indexes do not reflect any commissions or fees which would be incurred by an investor purchasing the securities represented by each index.
         * Investor Class -- October 2, 1995. Class A and Class M -- June 30, 1998; average annual returns are based on the October 2, 1995 commencement date for the Investor Class. ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through June 30, 1999.
         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

Transamerica Premier Balanced Fund
Schedule of Investments -- June 30, 1999 (Unaudited)

                                                                Market
                                     Shares                     Value
                                     Shares or                  Market
                                     Principal Amount  Value

COMMON STOCKS -- 58.6%
Chemicals -- 2.7%
Minerals Technologies, Inc.                 30,000   $        1,674,375
Commercial Services-- 2.3%
Quintiles Transnational Corporationa                 34,000   1,428,000
Communication Services -- 3.8%
Lucent Technologies, Inc.           20,000  1,348,750
Qwest Communications International, Inc.a   30,000   991,875
                                    2,340,625
Computers & Business Equipment -- 10.3%
Cisco Systems, Inc.a                        31,500   2,029,781
Dell Computer Corporationa          90,000  3,330,000
Hewlett-Packard Company             10,000  1,005,000
                                    6,364,781
Drugs & Health Care -- 4.0%
Merck & Company, Inc.                       20,000   1,480,000
Pfizer, Inc.                        9,000   987,750
                                    2,467,750
Electronics -- 8.2%
Applied Materials, Inc.a                    26,000   1,920,750
Intel Corporation                   20,000  1,190,000
Level One Communications, Inc.a             40,000   1,957,500
                                    5,068,250
Financial Services -- 9.1%
Charles Schwab Corporation          20,750  2,279,906
Merrill Lynch & Company, Inc.               20,000   1,598,750
State Street Corporation                    20,000   1,707,500
                                    5,586,156
Hotels & Restaurants -- 1.8%
Marriott International, Inc.                30,500   1,139,938
Human Resources-- 1.7%
Robert Half International, Inc.a            40,000   1,040,000
Industrial Machinery -- 0.7%
Illinois Tool Works, Inc.                   5,000    410,000
Insurance-- 2.8%
American International Group, Inc.          15,000   1,755,937
Publishing -- 2.2%
McGraw-Hill Companies, Inc.                 25,000   1,348,438
Retail Grocery -- 3.2%
Kroger Companya                     70,000  1,955,625
Software -- 5.8%
Microsoft Corporationa                      32,000   2,886,000
Open Text Corporationa                      22,500   675,000
                                    3,561,000
Total Common Stocks
(cost $20,527,476)                                   36,140,875
PREFERRED STOCK -- 1.4%
Financial Services
Centaur Funding Corporationb
(cost $890,976)                     800     $        877,600
CORPORATE BONDS-- 31.9%
Advertising -- 1.6%
Valassis Communications, Inc.
         9.550%   12/01/03 $        500,000 547,195
         6.625%   01/15/09 500,000  465,215
                                    1,012,410
Beverages -- 1.5%
Pepsi Bottling Group, Inc.b
         7.000%   03/01/29 1,000,000        939,140
Broadcasting -- 0.8%
Viacom, Inc.
         7.750%  06/01/05  500,000 512,120 Drugs & Health Care -- 0.6% Alternate
Living Services, Inc.
         5.250%   12/15/02 500,000  388,750
Electric Utilities -- 5.4%
Cleveland Electric Illuminating Company
         7.430%   11/01/09 500,000  496,140
         7.880%   11/01/17 500,000  509,335
Commonwealth Edison Company
         7.000%   07/01/05 300,000  300,072
Niagara Mohawk Power Corporation
         7.625%   10/01/05 1,000,000        1,006,230
Pennsylvania Power & Light Company
         8.500%   05/01/22 500,000  509,455
Western Massachusetts Electric Company
         6.875%   01/01/00 500,000  499,875
                                    3,321,107
Finance & Banking -- 4.1% Key Bank, N.A.
         7.125%   08/15/06 500,000  503,230
Korea Development Bank
         7.125%   04/22/04 1,000,000        965,260
Mellon Bank Corporation
         7.000%   03/15/06 300,000  301,383
Sears Roebuck Acceptance Corporation
         7.260%   04/21/03 500,000  510,500
The Money Store, Inc.
         8.375%   04/15/04 200,000  212,826
                                    2,493,199

Financial Services -- 1.7%
Chase Manhattan Corporation
         7.125%   03/01/05 $        500,000 $        510,610
Merrill Lynch & Company, Inc.
         6.640%   09/19/02 500,000  503,410
                                    1,014,020
Gas & Pipeline Utilities -- 1.3%
KN Energy, Inc.
         6.650%   03/01/05 500,000  484,635
The Williams Companies, Inc.
         7.500%   09/15/99 300,000  301,089
                                    785,724
Gas Exploration and Distribution -- 1.4%
Gulf Canada Resources Ltd.
         8.250% 03/15/17 390,000 358,188 Triton Energy Ltd.
         9.250%   04/15/05 500,000  488,190
                                    846,378
Hotels & Restaurants -- 0.5%
Mirage Resorts, Inc.
         6.750% 02/01/08 300,000 278,649 Leisure & Entertainment -- 1.7% Premier
Parks, Inc.
         9.750%   01/15/07 975,000  1,038,375
MultiMedia -- 0.9%
Time Warner, Inc.
         9.125%  01/15/13  500,000  566,030  Paper  &  Forest  Products  -- 1.5%
Abitibi-Consolidated, Inc.
         6.950%   04/01/08 1,000,000        946,150
Retail -- 2.7%
Dayton Hudson Corporation
         6.400%   02/15/03 300,000  298,605
Saks, Inc.
         8.250%   11/15/08 1,000,000        1,051,340
Shoppers Food Warehouse Corporation
         9.750%   06/15/04 275,000  297,687
                                    1,647,632
Retail Grocery -- 1.5%
Stater Brothers Holdings, Inc.
         9.000%   07/01/04 1,000,000        930,000
Telecommunications -- 1.6%
MCI Communications Corporationc
         6.125%   04/15/02 500,000  496,680
Nextlink Communications, Inc.
         10.750%  06/01/09 500,000  510,000
                                    1,006,680

Transportation -- 3.1%
Norfolk Southern Corporation
         9.000%   03/01/21 $        500,000 $        582,435
Offshore Logistics, Inc.
         6.000%   12/15/03 1,000,000        850,000
Union Pacific Corporation
         6.400%   02/01/06 500,000  483,015
                                    1,915,450
Total Corporate Bonds
(cost $20,168,429)                                   19,641,814
U.S. GOVERNMENT SECURITIES -- 5.6%
U.S. Treasury Bond
         6.375%   08/15/27 1,200,000        1,229,628
U.S. Treasury Notes
         6.375%   08/15/02 400,000  408,064
         5.875%   11/15/05 370,000  370,000
         5.625%   05/15/08 1,500,000        1,469,295
Total U.S. Government Securities
(cost $3,523,514)                           3,476,987
REPURCHASE AGREEMENT-- 1.9%
State Street Bank and Trust Company, 4.00%, due 07/01/99, (collateralized by $1,105,000 par value U.S. Treasury Bond, 7.250%, due 05/15/16, with a value of $1,213,601, cost $1,187,000) 1,187,000 1,187,000 Total Investments-- 99.4% (cost
$46,297,395)*  61,324,276  Other  Assets  Less  Liabilities--  0.6%  350,810 Net
Assets-- 100.0% $61,675,086

a        Non-income producing security
b Pursuant to Rule 144A under the Act of 1933, these securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At June 30, 1999, these securities aggregated $1,816,740 or 2.95% of the net assets of the Fund. c Variable rate security * Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $16,306,527 and $1,279,646, respectively. Net unrealized appreciation for tax purposes is $15,026,881.

See notes to financial statements

Transamerica Premier Balanced Fund (concluded)
Schedule of Investments -- June 30, 1999 (Unaudited)
         Principal         Market
         Amount   Value
         Principal         Market
         Amount   Value
See notes to financial statements



Transamerica Premier High Yield Bond Fund
Portfolio Manager: Heather E. Creeden, Co-Manager: Stephen J. Ahearn

Fund Performance
The Transamerica Premier High Yield Bond Fund (Investor Class) earned a total return of 5.74% for the six-month period ended June 30, 1999. In comparison, the Fund's benchmark, the Merrill Lynch High Yield Master Index returned 1.76% for the same period.

Portfolio Manager Comments
For the first half of 1999, the high yield bond market outperformed every other sector of the fixed income markets. The Transamerica High Yield Bond Fund performed well during this period, due to its stronger correlation with the stock market than the bond market. When interest rates increased by a quarter of one percent in June, the impact of this increase was not felt strongly by the Fund. Corporate high yield bonds, such as those which comprise this portfolio, are less sensitive to interest rate changes than are other classes of bonds.
Instead, their ability to perform hinges more upon the credit conditions presented by each individual bond issue.

Our thorough analysis of the bonds under consideration for purchase benefited shareholders once again, by providing the Fund with quality high yield issues which performed to our expectations. The criteria we look for when selecting high yield bonds for the portfolio include companies with: strong experienced management teams; high quality, valuable asset bases; niche franchises; specific and viable plans for operating improvements; and improving financial ratios, such as strong cash flows, interest coverage and the ability to pay down debt. Portfolio Asset Mix [Pie Chart]


Going Forward
Our outlook going forward remains fairly positive for the high yield bond market. The U.S. economy continues to demonstrate strength, and we believe interest rates will remain at moderate levels. For the 12 months since the launch of the Fund (Investor Class), it generated a 6.35% return, substantially outpacing competing funds. We will continue to focus on superior returns, by concentrating on strong fundamental research and credit analysis for each bond issue that we consider for investment within the portfolio.

Thank you for your continued investment in the Transamerica Premier High Yield Bond Fund.

[CHART] COMPARISON of change in value of a $10,000 investment in transamerica Premier high yield bond fund with the merrill lynch high yield master index**

         Total Returns     Average Annual
         As of June 30, 1999        Since Inception* One Year
Investor Class    13.13%   6.35%
Institutional Class        13.35%   6.09%
Merrill Lynch High Yield Master Index       12.29%   0.94%

Investor Class ($29,749 at 6/30/99)
Institutional Class ($30,266 at 6/30/99)
Merrill Lynch High Yield Master Index ($27,840 at 6/30/99)
         The Merrill Lynch High Yield Master Index provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The Merrill Lynch High Yield Master Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
         * Effective 7/1/98, the Transamerica High Yield Bond Fund (separate account) exchanged all of its assets for shares in the Transamerica Premier High Yield Bond Fund (Fund). The inception date of the Fund is considered to be 9/1/90, the separate account's inception date. The performance prior to 6/30/98 is the separate account's performance recalculated to reflect the actual fees and expenses of the Fund. ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through June 30, 1999.
         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.


Transamerica Premier High Yield Bond Fund
Schedule of Investments -- June 30, 1999 (Unaudited)

                                            Principal         Market
                                            Amount   Value
CORPORATE BONDS -- 88.8%
Advertising -- 9.4%
Lamar Advertising Company
         8.625%   09/15/07 $2,500,000       $2,537,500
Outdoor Systems, Inc.
         9.375%   10/15/06 250,000  266,250
R H Donnelley Corporation
         9.125%   06/01/08 1,000,000        1,000,000
Valassis Communications, Inc.
         9.550%   12/01/03 3,205,000        3,507,520
                                    7,311,270
Air Travel -- 1.6%
GPA Holland BV
         9.750%   12/10/01 250,000  251,250
         9.640%   02/06/07 1,000,000        1,000,000
                                    1,251,250
Broadcasting -- 10.7%
American Telecasting, Inc.a,c
         14.500%  06/15/04 1,075,790        1,075,790
Australis Media Ltd.a,c
         0.000%   05/15/03 8,930    89
Big City Radio, Inc.a,c
         0.000%   03/15/05 1,000,000        707,500
CF Cable TV, Inc.
         11.625%  02/15/05 1,260,000        1,365,714
         9.125%   07/15/07 1,500,000        1,568,460
Chancellor Media Corporation
         9.375%   10/01/04 1,000,000        1,020,000
Citadel Broadcasting Company
         9.250%   11/15/08 500,000  536,250
Sinclair Broadcast Group, Inc.
         8.750%   12/15/07 1,000,000        980,000
Young Broadcasting, Inc.
         10.125%  02/15/05 1,000,000        1,027,500
                                    8,281,303
Drugs & Health Care -- 5.0%
Alternate Living Services, Inc.
         5.250%   12/15/02 650,000  505,375
Express Scripts, Inc.b
         9.625%   06/15/09 1,000,000        1,010,000
Integrated Health Services, Inc.
         9.250%   01/15/08 1,000,000        717,500
MedPartners, Inc.d
         8.210%   06/15/01 1,246,938        1,209,530
         7.375%   10/01/06 500,000  436,250
                                    3,878,655
Finance & Banking -- 1.3%
ONO Finance PLCb
         13.000%  05/01/09 1,000,000        1,030,000
Food & Beverages -- 2.7%
Beatrice Foods, Inc.
         1.000%   11/19/26 $        494,000 $        74,100
CFP Holdings, Inc.
         11.625%  01/15/04 1,500,000        1,245,000
Purina Mills, Inc.
         9.000%   03/15/10 1,000,000        770,000
                                    2,089,100
Hotels & Restaurants -- 1.3%
John Q. Hammons Hotels, Inc.
         8.875%   02/15/04 600,000  556,500
Trump Atlantic City Associates
         11.250%  05/01/06 500,000  447,500
                                    1,004,000
Industrial -- 3.1%
Bucyrus International, Inc.
         9.750% 09/15/07 500,000 455,000 Cambridge Industries, Inc.
         10.250%  07/15/07 1,500,000        1,200,000
Scotts Companyb
         8.625%   01/15/09 750,000  738,750
                                    2,393,750
Leisure & Entertainment -- 7.3%
Aztar Corporation
         13.750%  10/01/04 500,000  540,000
Boyd Gaming Corporation
         9.250%   10/01/03 1,270,000        1,289,050
Premier Parks, Inc.
         9.750%   01/15/07 3,600,000        3,834,000
                                    5,663,050
MultiMedia -- 0.6% Ackerley Group, Inc.
         9.000%   01/15/09 500,000  492,500
Newspapers -- 0.6%
Garden State Newspapers, Inc.b
         8.625%  07/01/11  500,000  470,000 Oil & Gas  Exploration  -- 3.8% Gulf
Canada Resources Ltd.
         9.250%   01/15/04 1,000,000        1,009,950
Petroleos Mexicanos
         8.850%   09/15/07 500,000  450,000
         9.375%b  12/02/08 500,000  508,750
Pride Pete Services, Inc.
         9.375%   05/01/07 1,000,000        990,000
                                    2,958,700
Retail -- 11.1%
Fred Meyer, Inc.
         7.450%   03/01/08 3,000,000        3,026,550
Jitney-Jungle Stores of America, Inc.
         12.000%  03/01/06 1,500,000        1,230,000
Shoppers Food Warehouse Corporation
         9.750%   06/15/04 $4,000,000       $4,330,000
                                    8,586,550
Retail Grocery -- 9.1%
Pathmark Stores, Inc.
         9.625%   05/01/03 2,750,000        2,805,000
Stater Brothers Holdings, Inc.
         11.000%  03/01/01 3,715,000        3,789,300
         9.000%   07/01/04 500,000  465,000
                                    7,059,300
Steel -- 0.5%
Hylsa SA de CVb
         9.250%   09/15/07 500,000  387,500
Telecommunications -- 9.5%
Bresnan Communications Groupb
         8.000%   02/01/09 500,000  501,250
Facilicom International, Inc.
         10.500%  01/15/08 500,000  390,000
Intermedia Communications, Inc.a,c
         0.000%   05/15/06 2,000,000        1,640,000
International CableTel, Inc.a,c
         0.000%   04/15/05 1,000,000        945,000
MCI WorldCom, Inc.
         8.875%   01/15/06 37,000   39,391
NEXTLINK Communications, Inc.
         9.000%   03/15/08 2,000,000        1,870,000
Rogers Cantel Mobile Communications, Inc.
         9.375%   06/01/08 613,000  634,455
WinStar Communications, Inc.a,c
         14.500%  10/15/05 1,000,000        1,380,000
                                    7,400,096
Telecommunications Equipment -- 4.4%
L-3 Communications Holdings, Inc.
         10.375%  05/01/07 2,500,000        2,643,750
Paging Network, Inc.
         10.125%  08/01/07 1,000,000        730,000
                                    3,373,750
Telecommunications Services -- 4.5%
Metromedia Fiber Network, Inc.
         10.000%  11/15/08 400,000  411,000
Metronet Communications Corporationa,c
         0.000%   11/01/07 2,000,000        1,560,000
         0.000%   06/15/08 2,000,000        1,480,000
                                    3,451,000
Transportation -- 2.3% MTL, Inc.
         10.000%  06/15/06 1,000,000        970,000
Offshore Logistics, Inc.
         6.000%   12/15/03 950,000  807,500
                                    1,777,500
Total Corporate Bonds
(cost $71,006,309)                                   $68,859,274
COMMON STOCKS -- 2.4%
Auto Parts -- 0.3%
Harvard Industries, Inc.                    27,466   195,695
Newspapers-- 0.3%
Affiliated Newspapers Investments, Inc.b             2,000    240,000
Retail Grocery -- 1.2%
Kroger Companya                     34,444  962,279
Telecommunications -- 0.6%
Nextel Communications, Inc.a                9,678    485,714
Total Common Stocks
(cost $1,423,876)                           1,883,688
PREFERRED STOCKS -- 4.9%
Broadcasting -- 0.8%
CSC Holdings, Inc.                          5,789    655,564
Financial Services-- 1.4%
Sinclair Capital                    10,000  1,057,500
Telecommunications Services -- 2.7%
Global Crossing Ltd.                        20,000   2,100,000
Total Preferred Stocks
(cost $3,684,195)                           3,813,064
WARRANT -- 0.0%
Stroh Brewery Companya
(cost $2,516)                       2,516   2,516
REPURCHASE AGREEMENT -- 2.0%
State Street Bank and Trust Company,
4.00%, due 07/01/99, (collateralized
by $1,450,000 par value U.S. Treasury
Bond, 7.250%, due 05/15/16, with a
value of $1,592,507, cost $1,559,000)                $1,559,000        1,559,000
Total Investments-- 98.1%
(cost $77,675,896)*                                  76,117,542
Other Assets Less Liabilities-- 1.9%                 1,458,315
Net Assets-- 100.0%                 $77,575,857

a        Non-income producing security
b Pursuant to Rule 144A under the Act of 1933, these securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At June 30, 1999, these securities aggregated $4,886,250 or 6.29% of the net assets of the Fund. c Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 1999. Maturity disclosed is the final maturity date. d Variable rate security * Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $2,179,043 and $3,737,397, respectively. Net unrealized depreciation for tax purposes is $1,558,354.

><See notes to financial statements


Transamerica Premier Bond Fund
Portfolio Manager: Matthew W. Kuhns, Co-Manager: Heidi Y. Hu

Fund Performance
The Transamerica Premier Bond Fund (Investor Class) earned a total return of -2.50% for the six-month period ended June 30, 1999. In comparison, the Fund's benchmark, the Lehman Brothers Government/Corporate Index returned -2.28% for the same period. Since the Fund's inception in October 1995, the Fund had an average annual total return of 6.04% while the Index returned 6.46%.

Portfolio Manager Comments
The first half of 1999 has been a difficult period for fixed income investors. As interest rates have risen markedly, treasury prices have dropped significantly. The U.S. economy has continued to grow rapidly, exceeding most economists' expectations, raising fears in investor's minds that the strong growth in the economy would lead to a pick up in inflation. The difficult conditions encountered by the bond market in 1999 also adversely affected the performance of the Premier Bond Fund. The fund's longer duration, which is to say, its sensitivity to interest rates, had a negative impact on the fund's return during the first half of 1999. The fund did enjoy good relative performance from its corporate bond positions, which helped to offset the negative impact on performance due to duration. Sectors that benefited the Premier Bond Fund's performance were, again, the supermarket and electric utility sectors, as well as some of the more cyclical sectors, such as retailing and airlines.

Portfolio Asset Mix [Pie Chart]


Going Forward
We expect economic growth to slow somewhat from its current rapid pace as higher interest rates start to act as a drag on the economy, particularly in some of the more interest rate sensitive sectors, such as housing. As growth slows, fears of a pick up in inflation should recede, and interest rates should start to decline again going into the end of the year. The Fund will continue to rely on vigorous and thorough credit analysis to find undervalued quality bonds in companies that meet out stringent selection criteria. Thank you for your continued interest in the Transamerica Premier Bond Fund.

[CHART] COMPARISON of change in value of a $10,000 investment in transamerica Premier bond fund with the lehman brothers government/corporate bond index**

         Total Returns     Average Annual
         As of June 30, 1999        Since Inception* One Year
Investor Class    6.04%    2.33%
Class A           4.50%    -2.63%
Class M  5.34%    1.05%
Lehman Brothers Government/
                  Corporate Bond Index      6.46%    2.69%

Investor  Class  ($12,459  at  6/30/99)  Class A ($11,792  at  6/30/99)  Class M
($12,153 at 6/30/99) Lehman Brothers Government/Corporate Bond Index ($12,644 at 6/30/99)

         The Lehman Brothers Government/Corporate Bond Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. The Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
         * Investor Class -- October 2, 1995. Class A and Class M -- June 30, 1998; average annual returns are based on the October 2, 1995 commencement date for the Investor Class. ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through June 30, 1999.
         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

Transamerica Premier Bond Fund
Schedule of Investments -- June 30, 1999 (Unaudited)

                                            Principal         Market
                                            Amount   Value

CORPORATE BONDS -- 64.1% Advertising -- 3.3% Valassis Communications, Inc.
         9.550%   12/01/03 $500,000 $547,195
Aerospace & Defense -- 2.8%
Boeing Company
         8.625%   11/15/31 400,000  460,080
Air Travel -- 2.1%
AMR Corporation
         9.750%  08/15/21  300,000  359,037  Automobiles  -- 2.5% General Motors
Corporation
         9.625%   12/01/00 400,000  418,520
Broadcasting -- 4.2%
CF Cable TV, Inc.
         11.625%  02/15/05 240,000  260,136
Continental Cablevision, Inc.
         9.000%   09/01/08 400,000  449,424
                                    709,560
Chemicals -- 2.4%
Rohm & Haas Companya
         7.850%   07/15/29 400,000  399,708
Electric Utilities -- 12.8%
Arizona Public Service Company
         5.875%   02/15/04 500,000  485,345
Cleveland Electric Illuminating Company
         9.500%   05/15/05 500,000  533,230
Commonwealth Edison Company
         7.000%   07/01/05 300,000  300,072
Niagara Mohawk Power Corporation
         7.625%   10/01/05 500,000  503,115
         7.750%   05/15/06 300,000  311,313
                                    2,133,075
Finance & Banking -- 2.9%
Korea Development Bank
         7.125%  04/22/04  500,000  482,630  Hotels & Restaurants -- 2.2% Mirage
Resorts, Inc.
         6.750% 08/01/07 400,000 372,720 Oil & Gas Exploration and Distribution -- 11.8% Chevron Corporationa
         7.627%   01/01/15 500,000  511,250
CMS Energy Corporation
         8.000%   07/01/01 500,000  498,150
El Paso Energy Corporation
         6.750%   05/15/09 500,000  480,250
YPF Sociedad Anonima SA
         8.000%   02/15/04 500,000  487,005
                                    1,976,655
Retail -- 11.3%
Fred Meyer, Inc.
         7.450%   03/01/08 $        500,000 $        504,425
Kmart Corporation
         8.125%   12/01/06 500,000  525,000
Shoppers Food Warehouse Corporation
         9.750%   06/15/04 800,000  866,000
                                    1,895,425
Retail Grocery -- 4.7%
American Stores Company
         7.900%   05/01/17 300,000  320,676
Stater Brothers Holdings, Inc.
         9.000%   07/01/04 500,000  465,000
                                    785,676
Telecommunications -- 1.1% WorldCom, Inc.
         6.950%   08/15/28 200,000  189,590
Total Corporate Bonds
(cost $10,991,806)                                   10,729,871
FOREIGN & U.S. GOVERNMENT SECURITIES -- 32.3%
Foreign Government Issue -- 2.8%
Republic of Chile
         6.875%   04/28/09 500,000  463,295
U.S. Government Issues -- 29.5%
U.S. Treasury Bonds
         7.500%   11/15/16 250,000  281,758
U.S. Treasury Notes
         7.250%   05/15/04 1,700,000        1,805,179
         4.750%   11/15/08 1,500,000        1,377,420
         5.500%   05/15/09 1,500,000        1,465,305
                                    4,929,662
Total Foreign & U.S. Government Securities
(cost $5,612,847)                           5,392,957
REPURCHASE AGREEMENT -- 5.9% State Street Bank and Trust Company, 4.00%, due 07/01/99, (collateralized by $920,000 par value U.S. Treasury Bond, 7.250%, due 05/15/16, with a value of $1,010,419, cost $990,000) 990,000 990,000 Total
Investments -- 102.3% (cost $17,594,653)* 17,112,828 Liabilities in Excess of Other Assets -- (2.3)% (379,478) Net Assets -- 100.0% $16,733,350

a Pursuant to Rule 144A under the Act of 1933, these securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At June 30, 1999, these securities aggregated $910,958 or 5.44% of the net assets of the Fund. Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $50,726 and $532,551 respectively. Net unrealized depreciation for tax purposes is $481,825.

See notes to financial statements

Transamerica Premier Cash Reserve Fund
Portfolio Manager: Rex A. Olson, Co-Manager: Peter O. Lopez

Fund Performance
The Transamerica Premier Cash Reserve Fund delivered excellent results in the last year. The Fund (Investor Class) ranked sixth among 317 money market funds for the one year period ended June 30, 1999, as tracked by Lipper Analytical Services, Inc.

The Fund's six-month return as of June 30, 1999 was 2.36% in comparison to the IBC Money Fund Report return of 2.15%. The seven-day current and effective yields were 4.79% and 4.90% for the Investor Class, respectively, as of June 30, 1999.

Portfolio Manager Comments
The Transamerica Premier Cash Reserve Fund's objective is to provide liquidity, preservation of principal and maximize current income. The Fund has demonstrated superior performance since its inception in October of 1995, consistently placing in the top 10 of all domestic money market funds. During the second quarter of 1999, the U.S. economy continued to display solid strength. Consumer spending remained robust supported by a strong labor market and steady growth in personal income. The remarkable strength of domestic demand in the U.S. economy and the low unemployment rate raised concerns that the U.S. economy may be overheating, and that inflationary pressure is building. This caused the Federal Reserve to take a more aggressive stance.

On May 18th, the Fed adopted a tightening bias, citing `the potential for a build-up of inflation imbalances.' At the June 30th FOMC meeting, the Fed followed up with a 25 basis point rate hike in the federal funds target rate to 5%. By actively monitoring economic activity, and anticipating the actions taken by the Federal Reserve, we were able to achieve excellent results for our shareholders.

Portfolio Asset Mix [Pie Chart]


Going Forward
The pre-emptive strike by the Fed at the June 30th FOMC meeting should help slow the economy to a sustainable pace. A modest slowing in economic growth and continued good news on the inflation front should keep the Fed on hold during the third quarter. However, further tightening by the Fed cannot be completely ruled out. Interest rate volatility is likely to remain high over the near term as investors closely watch upcoming economic releases and weigh the prospects for a further rate increase before year end.

Thank you for your continued investment in the Transamerica Premier Cash Reserve Fund.

 [CHART] COMPARISON of change in value of a $10,000 investment in transamerica Premier cash reserve fund with the ibc's money fund report**

         Total Returns     Average Annual
         As of June 30, 1999        Since Inception* One Year
Investor Class    5.36%    5.10%
Class A           4.99%    4.74%
Class M  4.73%    4.48%
The IBC's Money Fund Report(TM) 4.89% 4.61% Investor Class ($12,160 at 6/30/99) Class A ($12,001 at 6/30/99) Class M ($11,889 at 6/30/99) The IBC's Money Fund
Report(TM) ($11,961 at 6/30/99) The IBC's Money Fund Report(TM) -- All Taxable, First Tier is a composite of taxable money market funds that meet the SEC's definition of first tier securities contained in Rule 2a-7 under the Investment Company Act of 1940. It does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
         An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although, the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
         The Investment Adviser agreed to waive its Adviser Fee and the Administrator agreed to assume certain other operating expenses for the Fund. Otherwise, the current and effective yields would have been 4.79% and 4.90% for the Investor Class, 4.41% and 4.50% for Class A, and 4.16% and 4.24% for Class M, respectively.
         * Investor Class -- October 2, 1995. Class A and Class M -- June 30, 1998; average annual returns are based on the October 2, 1995 commencement date for the Investor Class.. ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through June 30, 1999.
         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

Transamerica Premier Cash Reserve Fund
Schedule of Investments -- June 30, 1999 (Unaudited)

                                   Principal         Amortized
                                   Amount   Cost

COMMERCIAL PAPER -- DOMESTIC -- 95.5% Agricultural Machinery -- 5.4% Deere & Company
         4.940%   07/16/99 $        900,000 $        898,148
         4.810%   07/30/99 450,000  448,256
         4.790%   08/11/99 900,000  895,090
         4.780%   09/17/99 1,400,000        1,385,500
         4.800%   09/17/99 550,000  544,280
         4.810%   09/17/99 200,000  197,916
         4.840%   10/20/99 300,000  295,523
                                    4,664,713
Banking -- 5.4%
J.P. Morgan & Company, Inc.
         4.850%   08/20/99 1,980,000        1,966,663
         4.800%   09/15/99 300,000  296,960
         4.800%   10/15/99 2,450,000        2,415,373
                                    4,678,996
Commercial Financial Services -- 17.0%
Assets Securitization Cooperative Corporation
         4.840%   07/29/99 250,000  249,059
         4.900%   07/29/99 1,800,000        1,793,140
         4.920%   08/02/99 1,350,000        1,344,096
         4.810%   08/04/99 200,000  199,091
         5.095%a  09/13/99 1,000,000        999,477
Associates Corporation of North America
         4.800%   08/03/99 200,000  199,120
         4.960%   08/09/99 4,100,000        4,077,969
         4.780%   10/01/99 100,000  98,779
General Electric Capital Corporation
         4.830%   07/30/99 100,000  99,611
         4.810%   08/13/99 500,000  497,127
         4.810%   09/02/99 100,000  99,158
         4.810%   09/03/99 400,000  396,580
         4.810%   09/07/99 1,700,000        1,684,555
         4.880%   10/07/99 1,300,000        1,282,730
         5.010%   10/25/99 450,000  442,735
IBM Credit Corporation
         4.820%   07/28/99 150,000  149,458
         4.830%   07/28/99 800,000  797,102
         4.800%   08/11/99 386,000  383,890
                                    14,793,677
Computers & Business Equipment -- 0.7%
IBM Corporation
         4.930%   07/01/99 600,000  600,000
Conglomerate -- 2.8%
Minnesota Mining & Manufacturing Company
         4.800%   07/19/99 1,300,000        1,296,880
         4.800%   07/22/99 1,100,000        1,096,920
                                    2,393,800
Consumer Financial Services -- 15.4%
Ford Motor Credit Company
         5.100%   07/02/99 $        250,000 $        249,965
         4.760%   07/08/99 3,200,000        3,197,038
         4.840%   07/09/99 595,000  594,360
         4.930%   07/19/99 200,000  199,507
         4.780%   10/07/99 400,000  394,795
Motorola Credit Corporation
         4.780%   07/08/99 700,000  699,349
         4.980%   07/30/99 1,375,000        1,369,484
Toyota Motor Credit Corporation
         4.820%   07/01/99 1,075,000        1,075,000
         4.850%   07/01/99 1,000,000        1,000,000
         4.990%   07/21/99 300,000  299,168
USAA Capital Corporation
         4.800%   07/07/99 200,000  199,840
         4.790%   07/23/99 1,200,000        1,196,488
         4.980%   07/26/99 1,900,000        1,893,429
Xerox Credit Corporation
         4.780%   07/13/99 1,000,000        998,407
                                    13,366,830
Electrical Equipment -- 4.4%
Emerson Electric Company
         5.050%   07/06/99 3,000,000        2,997,896
         5.050%   07/09/99 800,000  799,102
                                    3,796,998
Electronics -- 0.3%
Motorola, Inc.
         4.810%   07/01/99 300,000  300,000
Finance & Banking -- 1.0%
AI Credit Corporation
         4.780%   08/12/99 850,000  845,260
Financial Services -- 10.9%
Caterpillar Financial Services
         4.840%   07/26/99 1,490,000        1,484,992
         4.780%   08/04/99 675,000  671,953
         4.980%   08/30/99 154,000  152,722
         4.930%   09/02/99 1,900,000        1,883,607
Export Development Corporation
         4.880%   07/22/99 600,000  598,292
Merrill Lynch & Company, Inc.
         4.790%   07/16/99 189,000  188,623
         4.780%   07/19/99 3,500,000        3,491,635
         4.780%   07/30/99 800,000  796,919
         5.300%   03/14/00 250,000  240,541
                                    9,509,284

Food & Beverages -- 10.1%
Anheuser-Busch Companies, Inc.
         5.180%   07/02/99 $2,050,000       $        2,049,705
Campbell Soup Company
         4.780%   09/30/99 585,000  577,932
Coca Cola Company
         4.850%   07/02/99 300,000  299,959
         5.000%   07/19/99 1,400,000        1,396,500
         4.780%   07/22/99 1,100,000        1,096,933
         4.780%   07/30/99 700,000  697,305
         4.820%   09/10/99 200,000  198,099
H.J. Heinz Company
         4.830%   07/23/99 500,000  498,524
Hershey Foods Corporation
         4.850%   09/03/99 2,000,000        1,982,755
                                    8,797,712
Insurance -- 0.5% AIG Funding, Inc.
         4.790% 07/30/99  450,000  448,264  Leisure & Entertainment  -- 5.3% The
Walt Disney Company
         4.860%   10/07/99 150,000  148,015
         4.740%   10/27/99 1,500,000        1,476,695
         4.790%   11/09/99 1,500,000        1,473,855
         4.790%   11/19/99 1,500,000        1,471,859
                                    4,570,424
Oil -- 3.2%
Chevron Corporation
         4.940%   07/06/99 1,000,000        999,314
         5.010%   07/16/99 850,000  848,226
         5.030%   07/22/99 950,000  947,212
                                    2,794,752
Retail Grocery -- 5.2% Albertson's, Inc.
         4.850%   07/06/99 1,800,000        1,798,787
         4.910%   07/08/99 2,750,000        2,747,375
                                    4,546,162
Telecommunications -- 7.3%
AT&T Corporation
         4.790%   08/03/99 3,000,000        2,986,828
         4.790%   08/16/99 1,400,000        1,391,431
BellSouth Telecommunications, Inc.
         4.930%   08/03/99 2,000,000        1,990,961
                                    6,369,220
Transportation Services -- 0.6%
United Parcel Service of America, Inc.
         4.880%   11/08/99 500,000  491,189
Total Commercial Paper -- Domestic
(amortized cost $82,967,281)                         82,967,281
COMMERCIAL PAPER-- FOREIGN-- 10.6%
Banking -- 3.2%
Toronto Dominion Holdings
         4.780%   07/15/99 $2,800,000       $        2,794,795
Financial Services-- 7.4%
Canadian Imperial Holdings, Inc.
         4.910%   08/25/99 2,500,000        2,499,332
Canadian Wheat Board
         4.790%   09/27/99 1,000,000        988,291
         4.780%   10/08/99 1,330,000        1,312,517
         4.740%   10/26/99 1,600,000        1,575,352
Total Commercial Paper -- Foreign
(amortized cost $9,170,287)                          9,170,287
Total Investments -- 106.1%
(amortized cost $92,137,568)                         92,137,568
Liabilities in Excess of Other Assets -- (6.1)%                (5,269,788)
Net Assets -- 100.0%                         $86,867,780

a        Variable rate security

See notes to financial statements


Transamerica Premier Cash Reserve Fund (concluded)
Schedule of Investments -- June 30, 1999 (Unaudited)


       Principal         Amortized
         Amount   Cost
       Principal         Amortized
         Amount   Cost

See notes to financial statements



Statements of Assets and liabilities
June 30, 1999 (Unaudited)

         Transamerica      Transamerica     Transamerica      Transamerica      Transamerica     Transamerica
Transamerica      Transamerica      Transamerica
         Premier  Premier  Premier  Premier Premier  Premier  Premier  Premier  Premier
         Aggressive        Small Company    Equity   Value    Index    Balanced High Yield       Bond     Cash
Reserve
         Growth Fund       Fund     Fund    Fund     Fund     Fund     Bond Fund        Fund     Fund
Assets
Investments, at cost       $160,410,683     $167,092,117      $241,343,825      $7,584,318       $33,000,808
$46,297,395       $77,675,896       $17,594,653      $92,137,568

Investments, at value      $232,979,621     $231,837,340      $371,047,000      $9,159,638       $45,844,656
$61,324,276       $76,117,542       $17,112,828      $92,137,568
Cash              507      819      334     37,161   950      793      440      480    --
Receivables:
         Dividends and interest     3,614   57,232   47,722   2,518    36,335   472,968 1,556,715         218,154
15,022
         Variation margin --       --      --       --        137,500 --       --      --       --
         Securities sold  --        97,997 --       --        198,618 --       --       369,576 --
         Fund shares sold  1,232,071        5,323,837         289,797  2,633    51,220  132,513  1,825    3,991
419,840
         Reimbursement from administrator   8,922    8,713    12,277   11,539   36,463  8,582    8,145    9,076
44,584
Prepaid expenses and other assets   3,536   4,765    10,038   176      2,523    4,331   2,251    2,845    14,680
                           $234,228,271     $237,330,703      $371,407,168      $9,213,665       $46,308,265
$61,943,463       $77,686,918       $17,716,950      $92,631,694
Liabilities
Payables:
         Securities purchased      --       13,544,826       --        34,093   95,538 --       --        899,708 --
         Fund shares redeemed       420,761 98,906   541,469  25       316,920  120,493 3,191   --        3,684,562
         Advisory fees     151,727  130,897 245,887  5,367    10,739   37,478   34,890  8,177    26,945
         Directors fees    1,979    1,541   2,951    85       320      544      1,413   160      734
         Distribution fees 44,685   38,534  72,338   1,797    3,709    12,518   405     3,422    260
         Payable to adviser         17,152  17,152   17,152   34,327   17,152   17,152  12,374   17,152   17,152
Disbursement in excess of demand
         deposit cash     --       --      --       --       --       --       --      --        1,926,330
Other accrued expenses     163,976  129,396 243,651  42,899   91,763   80,192   58,788  54,981   107,931
                           800,280  13,961,252       1,123,448         118,593  536,141 268,377  111,061  983,600
5,763,914
Total Net Assets  $233,427,991      $223,369,451     $370,283,720      $9,095,072       $45,772,124       $61,675,086
$77,575,857       $16,733,350       $86,867,780

Net Assets Consist Of:
Paid in capital   $160,273,909      $142,710,004     $249,629,788      $8,178,138       $30,936,965       $43,699,094
$79,669,478       $17,048,107       $86,867,780
Undistributed net investment
         income (loss)     (1,333,435)      (1,008,427)       (1,866,761)       (40,682)319,472  565,312  59       72
--
Accumulated net realized gain (loss) on
         investments and futures transactions        1,918,579         16,922,651       (7,182,482)       (617,704)
1,380,515         2,383,799         (535,326)        166,996 --
Net unrealized appreciation
         (depreciation) of investments
         and futures contracts      72,568,938       64,745,223        129,703,175      1,575,320         13,135,172
15,026,881        (1,558,354)       (481,825)       --
Total Net Assets  $233,427,991      $223,369,451     $370,283,720      $9,095,072       $45,772,124       $61,675,086
$77,575,857       $16,733,350       $86,867,780

Investor Class
Net Assets        $232,835,745      $222,916,631     $370,110,009      $9,030,570       $45,140,281       $61,423,819
$        1,988,253         $16,576,440      $86,060,817
Shares Outstanding         8,848,764        8,356,825         13,219,960        819,381 2,161,677         3,078,736
203,923  1,679,471         86,060,817

Net Asset Value Per Share  $        26.31   $        26.67    $        28.00    $       11.02    $        20.88    $
19.95    $        9.75     $        9.87    $        1.00

Institutional Class
Net Assets       --       --       --      --       --       --        $75,587,604     --       --
Shares Outstanding        --       --      --       --       --       --        7,791,163       --       --

Net Asset Value Per Share --       --      --       --       --       --        $       9.70    --       --

Class A
Net Assets        $        523,973  $       422,975  $        146,187  $        49,663  $        564,998  $
224,548          --        $        149,279 $        798,985
Shares Outstanding         19,935   15,871  5,225    4,510    27,112   11,266  --       15,124   798,985

Net Asset Value Per Share  $        26.28   $        26.65    $        27.98    $       11.01    $        20.84    $
19.93            --        $        9.87    $        1.00

Class M
Net Assets        $        68,273   $       29,845   $        27,524   $        14,839  $        66,845   $
26,719           --        $        7,631   $        7,978
Shares Outstanding         2,602    1,122   987      1,348    3,207    1,341   --       772      7,978

Net Asset Value Per Share  $        26.24   $        26.60    $        27.89    $       11.01    $        20.84    $
19.92            --        $        9.88    $        1.00

See notes to financial statements





Statements of Operations
Six months ended June 30, 1999 (Unaudited)

         Transamerica      Transamerica     Transamerica      Transamerica      Transamerica     Transamerica
Transamerica      Transamerica      Transamerica
         Premier  Premier  Premier  Premier Premier  Premier  Premier  Premier  Premier
         Aggressive        Small Company    Equity   Value    Index    Balanced High Yield       Bond     Cash
Reserve
         Growth Fund       Fund     Fund    Fund     Fund     Fund     Bond Fund        Fund     Fund
Investment Income
Interest income   $        89,769   $       116,061  $        124,858  $        63      $        132,876  $
864,265  $3,468,145        $        595,227 $2,154,111
Dividend income   31,680   120,708  270,860 12,599   237,490* 114,876  175,667 --      --
Total Income      121,449  236,769  395,718 12,662   370,366  979,141  3,643,812        595,227  2,154,111
Expenses
Investment adviser fee     883,364  764,296 1,455,656         33,321   60,453   253,060 207,084  51,746   152,208
Transfer agent fees:
         Investor class    168,039  94,444  167,440  12,590   49,868   46,295   17,784  21,088   82,048
         Institutional class       --      --       --       --       --       --       10,682  --       --
         Class A  9,252    9,237    10,072  9,152    9,370    9,247   --        9,153   9,416
         Class M  9,268    9,234    9,241   9,108    9,107    9,139   --        9,131   9,147
Distribution fees:
         Investor class    259,338  224,503 427,993  11,055   19,967   84,158   2,438   21,428  --
         Class A  586      372      170     57       575      247     --        178     1,247
         Class M  135      56       47      24       125      46      --        14      18
Custodian fees    49,390   50,938   68,338  17,565   64,758   32,621   26,642   21,316  35,082
Registration fees 51,920   73,636   63,366  18,454   19,010   24,014   8,597    16,396  32,039
Audit fees        17,060   17,745   22,802  705      1,458    3,335    6,000    1,247   5,507
Legal fees        2,387    1,873    3,729   93       442      698      801      173     936
Printing 17,026   13,252   30,617   221     3,570    5,663    3,334    1,411    7,565
Directors' fees and expenses        5,527   4,859    8,551    141      960      1,728   2,111    477      2,047
Amortization of deferred
         registration fees 8,507    8,507   8,507    12,743   8,507    8,507    6,136   8,507    8,507
Other expenses    10,314   9,348    23,745  772      2,945    3,433    1,753    1,561   4,542
Total expenses before waiver
         and reimbursement 1,492,113        1,282,300         2,300,274         126,001 251,115  482,191  293,362
163,826  350,309
Reimbursed expenses and waived fees (37,229)(37,104) (37,795) (72,657) (200,221)        (36,854) (46,188) (51,650)
(240,373)
Net Expenses      1,454,884         1,245,196        2,262,479         53,344   50,894  445,337  247,174  112,176
109,936
Net Investment Income (Loss)        (1,333,435)      (1,008,427)       (1,866,761)      (40,682) 319,472  533,804
3,396,638         483,051  2,044,175
Net Realized and Unrealized
         Gain (Loss) on Investments
Net realized gain (loss) on
         investments and futures contracts  5,467,084         17,263,776        (6,984,528)      245,621  668,526
2,366,585         92,096   50,214  --
Change in net unrealized appreciation
         (depreciation) of investments and
         futures contracts 25,096,320       18,329,342        47,636,438        142,034 3,697,168         (688,986)
577,867  (960,299)         --
Net Realized and Unrealized
         Gain (Loss) on Investments 30,563,404       35,593,118        40,651,910       387,655  4,365,694
1,677,599         669,963  (910,085)       --
Net Increase (Decrease)
         in Net Assets Resulting
         From Operations   $29,229,969      $34,584,691       $38,785,149       $346,973$4,685,166        $2,211,403
$4,066,601        $(427,034)        $2,044,175

Net of foreign withholding taxes, the amount that was withheld in the Index Fund was $3,578.

See notes to financial statements

Statements of Changes in Net Assets
         Transamerica Premier       Transamerica Premier      Transamerica Premier
         Aggressive Growth Fund     Small Company Fund        Equity Fund
                           Period Ended     Year Ended        Period Ended      Year Ended       Period Ended
Year Ended
                           June 30, 1999    December 31,      June 30, 1999     December 31,     June 30, 1999
December 31,
                           (Unaudited)      1998     (Unaudited)       1998     (Unaudited)      1998
Increase in Net Assets
Operations:
Net investment loss                         $        (1,333,435)       $        (546,023)        $        (1,008,427)
$        (318,045)         $        (1,866,761)      $        (2,298,315)
Net realized gain (loss) on investments and futures transactions                        5,467,084         (3,525,357)
17,263,776        (154,132)         (6,984,528)      (197,954)
Net change in unrealized appreciation of investments                   25,096,320       46,190,155        18,329,342
46,064,490        47,636,438        58,001,638
Net increase in net assets resulting from operations                   29,229,969       42,118,775        34,584,691
45,592,313        38,785,149        55,505,369
Dividends/Distributions to Shareholders Net investment income:
         Investor class                    --       --       --       --       --      --
         Institutional class                        --       --       --       --      --       --
         Class A                   --      --       --       --       --       --
         Class M                   --      --       --       --       --       --
Net realized gains:
         Investor class                    --        (620)   --        (830,079)       --        (262,088)
         Institutional class                        --       --       --       --      --       --
         Class A                   --      --       --       --       --       --
         Class M                   --      --       --       --       --       --
Net decrease in net assets resulting from distributions                         --       (620)    --        (830,079)
--        (262,088)
Fund Share Transactions                     26,702,334        122,597,180       (20,605,650)     153,506,055
41,177,750        123,510,486
Net increase in net assets                  55,932,303        164,715,335       13,979,041       198,268,289
79,962,899        178,753,767
Net Assets
Beginning of period                         177,495,688       12,780,353        209,390,410      11,122,121
290,320,821       111,567,054
End of period1                      $233,427,991     $177,495,688      $223,369,451     $209,390,410
$370,283,720      $290,320,821

1        Includes undistributed net investment loss of:                         $       (1,333,435)       $       --
$        (1,008,427)       $       --       $        (1,866,761)       $       --

See notes to financial statements



Statements of Changes in Net Assets (continued)
         Transamerica Premier       Transamerica Premier      Transamerica Premier
         Value Fund        Index Fund       Balanced Fund
                           Period Ended     Period Ended      Period Ended      Year Ended       Period Ended
Year Ended
                           June 30, 1999    December 31,      June 30, 1999     December 31,     June 30, 1999
December 31,
                           (Unaudited)      1998*    (Unaudited)       1998     (Unaudited)      1998
Increase (decrease) in Net Assets
Operations:
Net investment income (loss)                         $        (40,682) $        (2,633) $        319,472  $
682,007  $        533,804  $        667,534
Net realized gain (loss) on investments and futures transactions                        245,621  (863,325)
668,526  1,256,928         2,366,585        2,033,279
Net change in unrealized appreciation (depreciation) of investments                     142,034  1,433,286
3,697,168         5,309,621         (688,986)        7,873,490
Net increase in net assets resulting from operations                   346,973  567,328 4,685,166         7,248,556
2,211,403         10,574,303
Dividends/Distributions to Shareholders Net investment income:
         Investor class                     --        (24,596) --        (689,572)        --        (636,780)
         Institutional class                         --        --        --        --       --        --
         Class A                    --       (3)      --        (18)     --        (11)
         Class M                    --       (1)      --        (16)     --        (9)
Net realized gains:
         Investor class                    --       --       --        (1,499,922)     --        (1,875,029)
         Institutional class                        --       --       --       --      --       --
         Class A                   --      --       --        (19)    --        (40)
         Class M                   --      --       --        (18)    --        (40)
Net decrease in net assets resulting from distributions                         --       (24,600) --        (2,189,565)
--        (2,511,909)
Fund Share Transactions                     (365,732)         8,571,103         4,741,968        7,293,877
(2,458,757)       27,061,075
Net increase (decrease) in net assets                         (18,759) 9,113,831        9,427,134         12,352,868
(247,354)         35,123,469
Net Assets
Beginning of period                         9,113,831        --        36,344,990       23,992,122        61,922,440
26,798,971
End of period1                      $9,095,072       $9,113,831        $45,772,124      $36,344,990       $61,675,086
$61,922,440

1        Includes undistributed net investment income (loss) of:                        $        (40,682) $       --
$        319,472  $       --        $       565,312  $        31,508

*        Inception -- March 31, 1998; fund commenced operations on April 1, 1998.

See notes to financial statements

Statements of Changes in Net Assets (concluded)
         Transamerica Premier       Transamerica Premier      Transamerica Premier
         High Yield Bond Fund       Bond Fund        Cash Reserve Fund
                           Period Ended     Period Ended      Period Ended      Year Ended       Period Ended
Year Ended
                           June 30, 1999    December 31,      June 30, 1999     December 31,     June 30, 1999
December 31,
                           (Unaudited)      1998*    (Unaudited)       1998     (Unaudited)      1998
Increase (decrease) in Net Assets
Operations:
Net investment income                       $        3,396,638         $        3,115,406        $        483,051  $
931,780  $        2,044,175         $       3,534,640
Net realized gain (loss) on investments and futures transactions                        92,096   (565,418)
50,214   523,889  --        --
Net change in unrealized appreciation (depreciation) of investments                     577,867  (2,136,221)
(960,299)         (16,451) --        --
Net increase (decrease) in net assets resulting from operations                         4,066,601         413,767
(427,034)         1,439,218         2,044,175        3,534,640
Dividends/Distributions to Shareholders Net investment income:
         Investor class                     (88,533) (36,503) (480,243)         (931,741)        (2,028,733)
(3,534,586)
         Institutional class                         (3,320,548)       (3,069,899)     --       --       --       --
         Class A                   --      --        (3,356)  (33)     (15,317) (28)
         Class M                   --      --        (142)    (33)     (125)    (26)
Net realized gains:
         Investor class                     --        (1,245)  --        (187,616)        --        --
         Institutional class                         --        (63,702) --        --       --        --
         Class A                    --       --        --        (14)     --        --
         Class M                    --       --        --        (13)     --        --
Net decrease in net assets resulting from distributions                         (3,409,081)      (3,171,349)
(483,741)         (1,119,450)       (2,044,175)      (3,534,640)
Fund Share Transactions                     4,101,556         75,574,363        301,608 2,786,596         10,598,881
25,022,731
Net increase (decrease) in net assets                         4,759,076         72,816,781       (609,167)
3,106,364         10,598,881        25,022,731
Net Assets
Beginning of period                         72,816,781       --        17,342,517       14,236,153        76,268,899
51,246,168
End of period1                      $77,575,857      $72,816,781       $16,733,350      $17,342,517       $86,867,780
$76,268,899

1        Includes undistributed net investment income of:                       $       59       $        12,502   $
72       $        762      $       --       $       --

Inception -- June 30, 1998; fund commenced operations on July 1, 1998.

See notes to financial statements



Financial Highlights
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Transamerica Premier Aggressive Growth Fund Transamerica Premier Small Company Fund
         Investor Class    Investor Class
                           Period Ended     Year Ended        Period Ended      Period Ended     Year Ended
Period Ended
                           June 30, 1999    December 31,      December 31,      June 30, 1999    December 31,
December 31,
                           (Unaudited)      1998     1997*    (Unaudited)       1998    1997*
Net Asset Value
Beginning of period                         $        22.42    $        12.18    $       10.00    $        21.99    $
12.49    $        10.00
Operations:
Net investment loss1                        (0.15)a  (0.04)   (0.03)   (0.13)a  (0.02)  (0.02)
Net realized and unrealized gain on investments                        4.04     10.28   2.21     4.81     9.93
2.51
Total from investment operations                     3.89     10.24    2.18     4.68    9.91     2.49
Dividends/Distributions to Shareholders:
Net investment income                      --       --       --       --       --      --
Net realized gains on investments                   --       --       --       --       (0.41)  --
Total dividends/distributions                       --       --       --       --       (0.41)  --
Net Asset Value
End of period                       $       26.31    $        22.42    $        12.18   $        26.67    $
21.99    $        12.49

Total Return2                       17.35%  84.07%   21.80%   21.28%   80.27%   24.90%

Ratios and Supplemental Data:
Expenses to average net assets:
         After reimbursement/fee waiver                       1.40%+   1.40%    1.40%+  1.38%+   1.40%    1.40%+
         Before reimbursement/fee waiver                      1.40%+   1.60%    2.08%+  1.38%+   1.59%    2.12%+
Net investment loss, after reimbursement/fee waiver                    (1.28%)+ (0.92%) (0.59%)+ (1.12%)+ (0.67%)
(0.43%)+
Portfolio turnover rate                     25%      32%      17%      25%      26%     74%
Net assets, end of period (in thousands)                      $232,836 $177,493 $12,780 $222,917 $209,388 $11,122

+        Annualized
* Inception  (Investor  Class) -- June 30, 1997;  funds commenced  operations on
July 1, 1997. 1 Net  investment  loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator  (Note 2). If the Adviser had not waived  fees and the  Administrator  had not  reimbursed  expenses,  net investment  loss per share would have been $(0.15),  $(0.05) and $(0.06) for the
Aggressive  Growth Fund and $(0.13),  $(0.03) and $(0.06) for the Small  Company
Fund for the  periods  ended  June 30,  1999 and  December  31,  1998 and  1997, respectively.  2 Total return  represents  aggregate total return for the period indicated and is not annualized, for periods less than one year. a Per share net investment  income has been  determined  on the basis of the  average  number of shares outstanding during the period.

See notes to financial statements


Transamerica Premier Equity Fund    Transamerica Premier Value Fund
         Investor Class    Investor Class
                  Period Ended      Year Ended       Year Ended        Year Ended       Period Ended      Period
Ended    Period Ended
                  June 30, 1999     December 31,     December 31,      December 31,     December 31,      June 30,
1999     December 31,
                  (Unaudited)       1998    1997     1996     1995*    (Unaudited)      1998**
Net Asset Value
Beginning of period                 $       24.78    $        18.53    $        12.65   $        9.82     $
10.00    $10.59   $10.00
Operations:
Net investment income (loss)1               (0.15)a  (0.15)   (0.04)   (0.06)   0.02    (0.05)a --
Net realized and unrealized gain (loss) on investments                 3.37     6.42    6.05     2.91     (0.20)
0.48     0.62
Total from investment operations            3.22     6.27     6.01     2.85     (0.18)  0.43     0.62
Dividends/Distributions to Shareholders:
Net investment income              --      --       --        (0.02)  --       --       (0.03)
Net realized gains on investments          --        (0.02)   (0.13)  --       --      --       --
Total dividends/distributions              --        (0.02)   (0.13)   (0.02)  --      --        (0.03)
Net Asset Value
End of period              $        28.00   $        24.78    $        18.53    $       12.65    $        9.82
$11.02   $10.59

Total Return2              12.99%   33.85%  47.51%   29.07%   (1.80%)  4.06%    6.19%

Ratios and Supplemental Data:
Expenses to average net assets:
         After reimbursement/fee waiver              1.32%+   1.42%    1.49%    1.50%   0.25%+   1.20%+   1.20%+
         Before reimbursement/fee waiver             1.32%+   1.42%    1.51%    1.95%   2.39%+   2.01%+   2.21%+
Net investment income (loss), after reimbursement/fee waiver           (1.09%)+ (0.96%) (0.71%)  (0.66%)  1.51%+
(0.91%)+ (0.04%)+
Portfolio turnover rate             14%     59%      13%      60%     --        41%     72%
Net assets, end of period (in thousands)             $370,110 $290,318 $111,567 $30,454 $11,070  $9,031   $9,111

         +        Annualized
         *        Inception (Investor Class) -- October 2, 1995.
**       Inception (Investor Class) -- March 31, 1998; fund commenced operations on April 1, 1998.
         1        Net investment income (loss) is after waiver of fees by the Adviser and reimbursement of certain expenses by the  Administrator  (Note 2). If the Adviser had not waived fees and the  Administrator  had not reimbursed  expenses,  net investment loss per share would have been $(0.15),  $(0.15),  $(0.04), ($0.10) and $(0.01), for the Equity
Fund for the periods ended June 30, 1999 and December 31, 1998,  1997,  1996 and
1995,  respectively,  and $(0.09) and $(0.08) for the Value Fund for the periods ended June 30, 1999 and December 31, 1998, respectively.
         2 Total  return  represents  aggregate  total  return  for  the  period indicated and is not annualized, for periods less than one year.
         a Per share net investment  income has been  determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements


Financial Highlights (continued)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Transamerica Premier Index Fund
         Investor Class
                                    Period Ended     Year Ended        Year Ended       Year Ended        Period
Ended
                                    June 30, 1999    December 31,      December 31,     December 31,      December
31,
                                    (Unaudited)      1998     1997     1996     1995*
Net Asset Value
Beginning of period                                  $        18.63    $        15.49   $        11.96    $
10.59    $10.00
Operations:
Net investment income1                               0.15a    0.37     0.32     0.27    0.06
Net realized and unrealized gain on investments                                 2.10    3.98     3.60     2.06
0.53
Total from investment operations                              2.25     4.35     3.92    2.33     0.59
Dividends/Distributions to Shareholders:
Net investment income                               --        (0.37)   (0.32)   (0.33) --
Net realized gains on investments                            --        (0.84)   (0.07)  (0.63)  --
Total dividends/distributions                                --        (1.21)   (0.39)  (0.96)  --
Net Asset Value
End of period                               $        20.88    $        18.63    $       15.49    $        11.96
$10.59

Total Return2                               12.08%   28.45%   33.14%   22.33%   5.90%

Ratios and Supplemental Data:
Expenses to average net assets:
         After reimbursement/fee waiver                                0.25%+   0.25%   0.25%    0.35%    0.25%+
         Before reimbursement/fee waiver                               1.08%+   1.14%   1.57%    2.29%    4.12%+
Net investment income, after reimbursement/fee waiver                                   1.59%+   2.26%    2.31%
2.48%    2.70%+
Portfolio turnover rate                              10%      32%      11%      94%     4%
Net assets, end of period (in thousands)                               $45,140  $36,342 $23,992  $10,814  $6,934

+        Annualized
*        Inception (Investor Class) -- October 2, 1995.
1 Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the  Administrator had not reimbursed  expenses,  net investment income
(loss) per share would have been $0.08,  $0.22, $0.14, $0.06 and $(0.03) for the
Index Fund for the periods ended June 30, 1999 and December 31, 1998, 1997, 1996 and 1995, respectively. 2 Total return represents aggregate total return for the period  indicated and is not  annualized,  for periods less than one year. a Per share net  investment  income has been  determined  on the basis of the  average number of shares outstanding during the period.

See notes to financial statements


Transamerica Premier Balanced Fund
         Investor Class
                                    Period Ended     Year Ended        Year Ended       Year Ended        Period
Ended
                                    June 30, 1999    December 31,      December 31,     December 31,      December
31,
                                    (Unaudited)      1998     1997     1996     1995*
Net Asset Value
Beginning of period                                  $        19.24    $        15.54   $        11.57    $
10.23    $        10.00
Operations:
Net investment income1                               0.16a    0.23     0.11     0.14    0.06
Net realized and unrealized gain on investments                                 0.55    4.31     3.97     1.40
0.17
Total from investment operations                              0.71     4.54     4.08    1.54     0.23
Dividends/Distributions to Shareholders:
Net investment income                               --        (0.22)   (0.11)   (0.20) --
Net realized gains on investments                            --        (0.62)  --      --       --
Total dividends/distributions                                --        (0.84)   (0.11)  (0.20)  --
Net Asset Value
End of period                               $        19.95    $        19.24    $       15.54    $        11.57    $
10.23

Total Return2                               3.69%    29.30%   35.38%   15.28%   2.30%

Ratios and Supplemental Data:
Expenses to average net assets:
         After reimbursement/fee waiver                                1.32%+   1.43%   1.45%    1.45%    0.25%+
         Before reimbursement/fee waiver                               1.32%+   1.43%   1.62%    1.94%    2.12%+
Net investment income, after reimbursement/fee waiver                                   1.58%+   1.60%    0.83%
1.34%    3.12%+
Portfolio turnover rate                              42%      32%      23%      19%     16%
Net assets, end of period (in thousands)                               $61,424  $61,920 $26,799  $16,041  $12,084

+        Annualized
*        Inception (Investor Class) -- October 2, 1995.
1 Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the  Administrator had not reimbursed  expenses,  net investment income per share would have been $0.16,  $0.23, $0.09, $0.09 and $0.02 for the Balanced
Fund for the periods ended June 30, 1999 and December 31, 1998,  1997,  1996 and
1995,  respectively.  2 Total return  represents  aggregate total return for the period  indicated and is not  annualized,  for periods less than one year. a Per share net  investment  income has been  determined  on the basis of the  average number of shares outstanding during the period.

See notes to financial statements

Financial Highlights (continued)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Transamerica Premier
         High Yield Bond Fund       Transamerica Premier Bond Fund
         Investor Class    Investor Class
                  Period Ended      Period Ended     Period Ended      Year Ended       Year Ended        Year Ended
Period Ended
                  June 30, 1999     December 31,     June 30, 1999     December 31,     December 31,      December
31,      December 31,
                  (Unaudited)       1998*   (Unaudited)       1998     1997     1996    1995**
Net Asset Value
Beginning of period                 $       9.63     $        10.00    $        10.41   $        10.19    $
9.86     $        10.37    $        10.00
Operations:
Net investment income1              0.33    0.73     0.28     0.61     0.62     0.56    0.16
Net realized and unrealized gain (loss) on investments                 0.22     (0.68)  (0.54)   0.33     0.33
(0.46)   0.32
Total from investment operations            0.55     0.05     (0.26)   0.94     0.95    0.10     0.48
Dividends/Distributions to Shareholders:
Net investment income               (0.43)  (0.41)   (0.28)   (0.61)   (0.62)   (0.61)  (0.11)
Net realized gains on investments          --        (0.01)  --        (0.11)  --      --       --
Total dividends/distributions               (0.43)   (0.42)   (0.28)   (0.72)   (0.62)  (0.61)   (0.11)
Net Asset Value
End of period              $        9.75    $        9.63     $        9.87     $       10.41    $        10.19    $
9.86     $        10.37

Total Return2              5.74%    0.58%   (2.50%)  9.58%    9.99%    1.16%    4.82%

Ratios and Supplemental Data:
Expenses to average net assets:
         After reimbursement/fee waiver              0.90%+   0.90%+   1.30%+   1.30%   1.30%    1.30%    0.25%+
         Before reimbursement/fee waiver             4.08%+   6.50%+   1.47%+   1.47%   1.64%    1.81%    1.93%+
Net investment income, after reimbursement/fee waiver                  8.96%+   23.97%+ 5.60%+   5.94%    6.25%
5.66%    6.55%+
Portfolio turnover rate             20%     22%      112%     165%     99%      7%      19%
Net assets, end of period (in thousands)             $1,988   $1,402   $16,576  $17,340 $14,236  $12,553  $11,827

         +        Annualized
         *        Inception (Investor Class) -- June 30, 1998; fund commenced operations on July 1, 1998.
**       Inception (Investor Class) -- October 2, 1995.
         1 Net  investment  income is after  waiver of fees by the  Adviser  and reimbursement of certain expenses by the Administrator  (Note 2). If the Adviser had not waived  fees and the  Administrator  had not  reimbursed  expenses,  net investment  income per share  would have been $0.21 and $0.56 for the High Yield
Bond  Fund  for  the  periods  ended  June  30,  1999  and  December  31,  1998, respectively, and $0.27, $0.59, $0.58, $0.50 and $0.12 for the Bond Fund for the
periods  ended  June 30,  1999 and  December  31,  1998,  1997,  1996 and  1995,
respectively.
         2 Total  return  represents  aggregate  total  return  for  the  period indicated and is not annualized, for periods less than one year.

See notes to financial statements



Transamerica Premier
         Transamerica Premier Cash Reserve Fund      High Yield Bond Fund
         Investor Class    Institutional Class
                  Period Ended      Year Ended       Year Ended        Year Ended       Period Ended      Period
Ended    Period Ended
                  June 30, 1999     December 31,     December 31,      December 31,     December 31,      June 30,
1999     December 31,
                  (Unaudited)       1998    1997     1996     1995*    (Unaudited)      1998**
Net Asset Value
Beginning of period                 $       1.00     $        1.00     $        1.00    $        1.00     $
1.00     $        9.61     $        10.00
Operations:
Net investment income1              0.02    0.05     0.05     0.05     0.01     0.44    0.42
Net realized and unrealized gain (loss) on investments                --       --      --       --       --
0.09     (0.38)
Total from investment operations            0.02     0.05     0.05     0.05     0.01    0.53     0.04
Dividends/Distributions to Shareholders:
Net investment income               (0.02)  (0.05)   (0.05)   (0.05)   (0.01)   (0.44)  (0.42)
Net realized gains on investments          --       --       --       --       --      --        (0.01)
Total dividends/distributions               (0.02)   (0.05)   (0.05)   (0.05)   (0.01)  (0.44)   (0.43)
Net Asset Value
End of period              $        1.00    $        1.00     $        1.00     $       1.00     $        1.00     $
9.70     $        9.61

Total Return2              2.36%    5.45%   5.48%    5.34%    1.39%    5.56%    0.51%

Ratios and Supplemental Data:
Expenses to average net assets:
         After reimbursement/fee waiver              0.25%+   0.25%    0.25%    0.25%   0.25%+   0.65%+   0.65%+
         Before reimbursement/fee waiver             0.72%+   0.73%    0.95%    1.09%   1.37%+   0.69%+   0.80%+
Net investment income, after reimbursement/fee waiver                  4.70%+   5.29%   5.35%    5.21%    5.55%+
9.02%+   8.81%+
Portfolio turnover rate            --      --       --       --       --        20%     22%
Net assets, end of period (in thousands)             $86,061  $76,267  $51,246  $32,041 $27,996  $75,588  $71,415


         +        Annualized
         *        Inception (Investor Class) -- October 2, 1995.
**       Inception (Institutional Class) -- June 30, 1998; fund commenced operations on July 1, 1998.
         1        Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses
by the  Administrator  (Note  2). If the  Adviser  had not  waived  fees and the
Administrator had not reimbursed expenses, net investment income per share would have been $0.02, $0.05, $0.05, $0.04 and $0.01 for the Cash Reserve Fund for the
periods  ended  June 30,  1999 and  December  31,  1998,  1997,  1996 and  1995,
respectively,  and $0.44 and $0.41 for the High Yield Bond Fund for the  periods ended June 30, 1999 and December 31, 1998, respectively.
         2 Total  return  represents  aggregate  total  return  for  the  period indicated and is not annualized, for periods less than one year.

See notes to financial statements



Financial Highlights (continued)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Transamerica Premier       Transamerica Premier      Transamerica Premier       Transamerica Premier
         Aggressive Growth Fund     Small Company Fund        Equity Fund       Value Fund
         Class A  Class A  Class A  Class A
         Period Ended      Period Ended     Period Ended      Period Ended      Period Ended     Period Ended
Period Ended      Period Ended
         June 30, 1999     December 31,     June 30, 1999     December 31,      June 30, 1999    December 31,
June 30, 1999     December 31,
         (Unaudited)       1998*    (Unaudited)      1998*    (Unaudited)       1998*   (Unaudited)       1998*
Net Asset Value
Beginning of period        $22.41   $17.55  $21.99   $17.20   $24.79   $22.86   $10.59  $  9.71
Operations:
Net investment loss1       (0.17)a  (0.11)  (0.14)a  (0.08)   (0.19)a  (0.16)   (0.05)a (0.02)
Net realized and unrealized gain on investments      4.04     4.97     4.80     4.87    3.38     2.09     0.47
0.92
Total from investment operations    3.87    4.86     4.66     4.79     3.19     1.93    0.42     0.90
Dividends/Distributions to Shareholders:
Net investment income     --       --      --       --       --       --       --       (0.02)
Net realized gains on investments  --      --       --       --       --       --      --       --
Total dividends/distributions      --      --       --       --       --       --      --        (0.02)
Net Asset Value
End of period     $26.28   $22.41   $26.65  $21.99   $27.98   $24.79   $11.01   $10.59

Total Return2     17.27%   27.69%   21.19%  27.85%   12.87%   8.44%    3.97%    9.31%

Ratios and Supplemental Data:
Expenses to average net assets:
         After reimbursement/fee waiver+    1.50%    1.50%    1.50%    1.50%    1.60%   1.60%    1.30%    1.30%
         Before reimbursement/fee waiver+   12.66%   2091.85% 18.99%   2146.03% 41.25%  2133.52% 114.07%  2553.76%
Net investment loss, after reimbursement/fee waiver+ (1.42%)  (1.07%)  (1.23%)  (0.79%) (1.36%)  (1.26%)  (1.03%)
(0.42%)
Portfolio turnover rate    25%      32%     25%      26%      14%      59%      41%     72%
Net assets, end of period (in thousands)    $        524      $        1        $       423      $        1        $
146      $        1        $        50      $        1

+        Annualized
* Inception  (Class A) -- June 30, 1998;  funds commenced  operations on July 1,
1998.  1 Net  investment  loss  is  after  waiver  of fees  by the  Adviser  and reimbursement of certain expenses by the Administrator  (Note 2). If the Adviser had not waived  fees and the  Administrator  had not  reimbursed  expenses,  net investment  loss per  share  would  have  been  $(1.55)  and  $(221.25)  for the
Aggressive  Growth  Fund,  $(2.19) and  $(212.68)  for the Small  Company  Fund,
$(5.59) and  $(269.96)  for the Equity Fund,  and $(6.03) and  $(116.09) for the
Value  Fund  for the  periods  ended  June  30,  1999  and  December  31,  1998, respectively.  2 Total return  represents  aggregate total return for the period indicated and is not annualized, for periods less than one year. a Per share net investment  income has been  determined  on the basis of the  average  number of shares outstanding during the period.

See notes to financial statements

         Transamerica Premier       Transamerica Premier      Transamerica Premier      Transamerica Premier
         Index Fund        Balanced Fund    Bond Fund         Cash Reserve Fund
         Class A  Class A  Class A  Class A
         Period Ended      Period Ended     Period Ended      Period Ended      Period Ended     Period Ended
Period Ended      Period Ended
         June 30, 1999     December 31,     June 30, 1999     December 31,      June 30, 1999    December 31,
June 30, 1999     December 31,
         (Unaudited)       1998*    (Unaudited)      1998*    (Unaudited)       1998*   (Unaudited)       1998*
Net Asset Value
Beginning of period        $18.62   $17.59  $19.25   $17.99   $10.40   $10.32   $1.00   $1.00
Operations:
Net investment income1     0.14a    0.19    0.16a    0.18     0.28a    0.29     0.02a   0.02
Net realized and unrealized gain (loss) on investments        2.08     1.39     0.52    1.87     (0.53)   0.19    --
--
Total from investment operations    2.22    1.58     0.68     2.05     (0.25)   0.48    0.02     0.02
Dividends/Distributions to Shareholders:
Net investment income     --        (0.27) --        (0.17)   (0.28)   (0.29)   (0.02)  (0.02)
Net realized gains on investments  --       (0.28)  --        (0.62)  --        (0.11) --       --
Total dividends/distributions      --       (0.55)  --        (0.79)   (0.28)   (0.40)  (0.02)   (0.02)
Net Asset Value
End of period     $20.84   $18.62   $19.93  $19.25   $        9.87     $10.40   $1.00   $1.00

Total Return2     11.92%   8.94%    3.53%   11.41%   (2.46%)  4.80%    2.18%    2.50%

Ratios and Supplemental Data:
Expenses to average net assets:
         After reimbursement/fee waiver+    0.50%    0.50%    1.55%    1.55%    1.40%   1.40%    0.60%    0.60%
         Before reimbursement/fee waiver+   12.63%   2141.94% 27.75%   2068.27% 34.84%  2353.12% 6.35%    2413.01%
Net investment income, after reimbursement/fee waiver+        1.45%    2.04%    1.57%   1.73%    5.63%    5.66%
4.32%    4.85%
Portfolio turnover rate    10%      32%     42%      32%      112%     165%    --      --
Net assets, end of period (in thousands)    $        565      $        1        $       225      $        1        $
149      $        1        $        799     $        1

+        Annualized
* Inception  (Class A) -- June 30, 1998;  funds commenced  operations on July 1,
1998.  1 Net  investment  income  is after  waiver  of fees by the  Adviser  and reimbursement of certain expenses by the Administrator  (Note 2). If the Adviser had not waived  fees and the  Administrator  had not  reimbursed  expenses,  net investment  loss per share would have been $(1.05) and  $(203.55)  for the Index
Fund, $(2.43) and $(214.50) for the Balanced Fund, $(1.53) and $(120.85) for the
Bond Fund,  and $(0.01) and  $(12.31)  for the Cash Reserve Fund for the periods ended  June  30,  1999 and  December  31,  1998,  respectively.  2 Total  return
represents   aggregate  total  return  for  the  period  indicated  and  is  not annualized,  for periods less than one year. a Per share net  investment  income has been  determined  on the basis of the average  number of shares  outstanding during the period.

See notes to financial statements

Financial Highlights (concluded)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Transamerica Premier       Transamerica Premier      Transamerica Premier       Transamerica Premier
         Aggressive Growth Fund     Small Company Fund        Equity Fund       Value Fund
         Class M  Class M  Class M  Class M
         Period Ended      Period Ended     Period Ended      Period Ended      Period Ended     Period Ended
Period Ended      Period Ended
         June 30, 1999     December 31,     June 30, 1999     December 31,      June 30, 1999    December 31,
June 30, 1999     December 31,
         (Unaudited)       1998*    (Unaudited)      1998*    (Unaudited)       1998*   (Unaudited)       1998*
Net Asset Value
Beginning of period        $22.39   $17.55  $21.96   $17.20   $24.73   $22.86   $10.59  $        9.71
Operations:
Net investment loss1       (0.20)a  (0.18)  (0.17)a  (0.14)   (0.22)a  (0.25)   (0.07)a (0.05)
Net realized and unrealized gain on investments      4.05     5.02     4.81     4.90    3.38     2.12     0.49
0.94
Total from investment operations    3.85    4.84     4.64     4.76     3.16     1.87    0.42     0.89
Dividends/Distributions to Shareholders:
Net investment income     --       --      --       --       --       --       --       (0.01)
Net realized gains on investment   --      --       --       --       --       --      --       --
Total dividends/distributions      --      --       --       --       --       --      --        (0.01)
Net Asset Value
End of period     $26.24   $22.39   $26.60  $21.96   $27.89   $24.73   $11.01   $10.59

Total Return2     17.20%   27.58%   21.13%  27.67%   12.78%   8.18%    3.97%    9.17%

Ratios and Supplemental Data:
Expenses to average net assets:
         After reimbursement/fee waiver+    1.75%    1.75%    1.75%    1.75%    1.85%   1.85%    1.55%    1.55%
         Before reimbursement/fee waiver+   83.85%   1559.17% 200.73%  1554.70% 240.64% 1618.88% 450.91%  1654.81%
Net investment loss, after reimbursement/fee waiver+ (1.65%)  (1.32%)  (1.50%)  (1.05%) (1.63%)  (1.49%)  (1.33%)
(0.74%)
Portfolio turnover rate    25%      32%     25%      26%      14%      59%      41%     72%
Net assets, end of period (in thousands)    $        68       $        1        $       30       $        1        $
28       $        1        $        15      $        1

+        Annualized
* Inception  (Class M) -- June 30, 1998;  funds commenced  operations on July 1,
1998.  1 Net  investment  loss  is  after  waiver  of fees  by the  Adviser  and reimbursement of certain expenses by the Administrator  (Note 2). If the Adviser had not waived  fees and the  Administrator  had not  reimbursed  expenses,  net investment  loss per  share  would  have been  $(10.27)  and  $(207.97)  for the
Aggressive  Growth Fund,  $(23.29) and  $(203.30)  for the Small  Company  Fund,
$(32.66) and $(269.54)  for the Equity Fund,  and $(23.88) and $(115.93) for the
Value  Fund  for the  periods  ended  June  30,  1999  and  December  31,  1998, respectively.  2 Total return  represents  aggregate total return for the period indicated and is not annualized, for periods less than one year. a Per share net investment  income has been  determined  on the basis of the  average  number of shares outstanding during the period.

See notes to financial statements

Transamerica Premier       Transamerica Premier      Transamerica Premier       Transamerica Premier
         Index Fund        Balanced Fund    Bond Fund         Cash Reserve Fund
         Class M  Class M  Class M  Class M
         Period Ended      Period Ended     Period Ended      Period Ended      Period Ended     Period Ended
Period Ended      Period Ended
         June 30, 1999     December 31,     June 30, 1999     December 31,      June 30, 1999    December 31,
June 30, 1999     December 31,
         (Unaudited)       1998*    (Unaudited)      1998*    (Unaudited)       1998*   (Unaudited)       1998*
Net Asset Value
Beginning of period        $18.64   $17.59  $19.24   $17.99   $10.42   $10.32   $1.00   $1.00
Operations:
Net investment income1     0.12a    0.16    0.13a    0.14     0.27a    0.28     0.02    0.02
Net realized and unrealized gain (loss) on investments        2.08     1.41     0.55    1.87     (0.54)   0.21    --
--
Total from investment operations    2.20    1.57     0.68     2.01     (0.27)   0.49    0.02     0.02
Dividends/Distributions to Shareholders:
Net investment income     --        (0.24) --        (0.14)   (0.27)   (0.28)   (0.02)  (0.02)
Net realized gains on investments  --       (0.28)  --        (0.62)  --        (0.11) --       --
Total dividends/distributions      --       (0.52)  --        (0.76)   (0.27)   (0.39)  (0.02)   (0.02)
Net Asset Value
End of period     $20.84   $18.64   $19.92  $19.24   $        9.88     $10.42   $1.00   $1.00

Total Return2     11.80%   8.92%    3.53%   11.22%   (2.67%)  4.87%    2.09%    2.35%

Ratios and Supplemental Data:
Expenses to average net assets:
         After reimbursement/fee waiver+    0.75%    0.75%    1.80%    1.80%    1.65%   1.65%    0.85%    0.85%
         Before reimbursement/fee waiver+   89.85%   2385.32% 240.59%  2322.86% 796.71% 2292.61% 602.83%  2402.67%
Net investment income, after reimbursement/fee waiver+        1.18%    1.77%    1.30%   1.48%    5.46%    5.42%
4.10%    4.61%
Portfolio turnover rate    10%      32%     42%      32%      112%     165%    --      --
Net assets, end of period (in thousands)    $        67       $        1        $       27       $        1        $
8        $        1        $        8       $        1

+        Annualized
* Inception (Class M) -- June 30, 1998; funds commenced operations on July 1, 1998. 1 Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(8.66) and $(212.42) for the Index Fund, $(23.48) and $(215.60) for the Balanced Fund, $(39.68) and $(118.62) for
the Bond Fund, and $(3.02) and $(12.07) for the Cash Reserve Fund for the periods ended June 30, 1999 and December 31, 1998, respectively. 2 Total return represents aggregate total return for the period indicated and is not annualized, for periods less than one year. a Per share net investment income has been determined on the basis of the average number of shares outstanding during the period.

Notes to Financial Statements

June 30, 1999 (Unaudited)

1.       Significant Accounting Policies
Transamerica Investors, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company. The Company is composed of nine Funds: Transamerica Premier Aggressive Growth Fund (the "Aggressive Growth Fund") which is non-diversified, Transamerica Premier Small Company Fund (the "Small Company Fund"), Transamerica Premier Equity Fund (the "Equity Fund"), Transamerica Premier Value Fund (the "Value Fund"), Transamerica Premier Index Fund (the "Index Fund"), Transamerica Premier Balanced Fund (the "Balanced Fund"), Transamerica Premier High Yield Bond Fund ( the "High Yield Fund"), Transamerica Premier Bond Fund (the "Bond Fund"), and Transamerica Premier Cash Reserve Fund (the "Cash Reserve Fund"), (collectively referred to as the "Funds"). For information on investment objectives and strategies, please refer to the Funds' prospectus.

On July 1, 1998, all of the Premier Funds with the exception of the High Yield Bond Fund commenced operations of two additional classes, Class A and Class M. The High Yield Fund commenced operations on July 1, 1998 for both the Investor and the Institutional Class shares. Each share of each class of a Fund represents an identical legal interest in the investment of the Fund. The
Investor, Institutional, Class A and Class M shares differ with respect to distribution and certain other class-specific expenses and waivers.

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

(A) Valuation of Securities
Equity securities listed on a principal exchange (U.S. or foreign), NASDAQ and over-the-counter securities are valued at the last sale price, or, if no sale occurs, at the mean between the closing bid and the closing asked prices. Debt securities with a maturity of 61 days or more are valued on the basis of valuations obtained from a commercial pricing service or dealer-supplied quotations. Debt securities with a maturity of 60 days or less, and all investments in the Cash Reserve Fund, are valued at amortized cost, which approximates market value. Futures contracts are valued at the last sale price on the market where the contract is principally traded. Securities for which market quotations are not readily available are valued at the fair value as determined in good faith pursuant to procedures established by the Company's Board of Directors.

(B) Repurchase Agreements
Each Fund may enter into repurchase agreements with Federal Reserve System member banks or U.S. securities dealers. A repurchase agreement occurs when, at the time the Fund purchases an interest-bearing debt obligation, the seller agrees to repurchase the debt obligation on a specified date in the future at an agreed-upon price. If the seller is unable to make timely repurchase, the Fund's expected proceeds could be delayed, or the Fund could suffer a loss in principal or current interest, or incur costs in liquidating the collateral.

(C) Futures Contracts
The Index Fund uses S&P 500 index futures as part of its strategy to track the return of the S&P 500 Index. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the initial margin. Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuations of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. The use of futures contracts involves several risks. The change in value of futures contracts corresponds primarily with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(D) Securities Transactions, Investment Income and Expenses
Securities transactions are recorded as of the trade date. Gains and losses on sales of investments are determined on the identified cost basis for both financial statement and Federal income tax purposes. Interest income and operating expenses are recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date. Expenses not directly chargeable to a specific Fund/class are allocated primarily on the basis of relative average daily net assets.

(E) Dividends and Distributions
Dividends from net investment income on shares of the Cash Reserve Fund are declared daily and paid monthly. Dividends from net investment income on shares of the Bond Fund and High Yield Bond Fund are declared and paid monthly. Dividends from net investment income, if any, on shares of the Equity Fund, the Value Fund, the Index Fund, the Balanced Fund, the Aggressive Growth Fund and the Small Company Fund are declared and paid annually. Each Fund distributes net realized capital gains, if any, annually. Dividends and distributions paid by each Fund are recorded on the ex-dividend date, except for the Cash Reserve Fund, which records dividends daily. Income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds and timing differences. Dividends from net investment income are determined on a class level. Capital gains distributions are determined on a Fund level.

(F) Federal Income Taxes
Each Fund intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and by distributing to shareholders substantially all of its taxable income. Therefore, no Federal income or excise tax provision is required to be paid by each Fund. As of December 31, 1998 for Federal income tax purposes, the Aggressive Growth Fund, the Small Company Fund, the Equity Fund and the Value Fund have capital loss carryforwards of $3,548,505, $161,704, $197,954, $853,589, respectively, expiring in 2006.

(G) Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that reflect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.


2.       Investment Advisory Fees and
         Other Transactions with Affiliates
The Company has entered into an Investment Advisory and Administrative Services Agreement (the "Agreement") with Transamerica Investment Services, Inc. (the "Investment Adviser"), a wholly owned subsidiary of Transamerica Corporation, on behalf of each Fund. For its services to the Funds, the Investment Adviser receives a monthly fee, based on an annual percentage of the average daily net assets of each Fund. The annual fees for the Funds are as follows:
                  First    Next     In Excess of
Fund              $1 Billion        $1 Billion       $2 Billion
Aggressive Growth Fund              0.85%   0.82%    0.80%
Small Company Fund                  0.85%   0.82%    0.80%
Equity Fund                0.85%    0.82%   0.80%
Value Fund                 0.75%    0.72%   0.70%
Index Fund                 0.30%    0.30%   0.30%
Balanced Fund              0.75%    0.72%   0.70%
High Yield Fund            0.55%    0.52%   0.50%
Bond Fund                  0.60%    0.57%   0.55%
Cash Reserve Fund          0.35%    0.35%   0.35%

The Company's Administrator is Transamerica Occidental Life Insurance Company (the "Administrator"), a wholly owned subsidiary of Transamerica Insurance Corporation of California, which in turn is a wholly owned subsidiary of Transamerica Corporation. The Administrator provides the Funds with administrative and clerical services. The Administrator receives its fee directly from the Investment Adviser, and receives no compensation from the Funds.

The Investment Adviser has agreed to waive its fee, and the Administrator has agreed to assume any other operating expenses (other than certain extraordinary or non-recurring expenses) which together exceed a specified percentage of the average daily net assets of that Fund. These waivers and subsidies may be terminated at any time without notice. The specified percentages are as follows:
         Investor Institutional
Fund     Class    Class    Class A  Class M
Aggressive Growth Fund     1.40%   --       1.50%    1.75%
Small Company Fund         1.40%   --       1.50%    1.75%
Equity Fund       1.50%   --        1.60%   1.85%
Value Fund        1.20%   --        1.30%   1.55%
Index Fund        0.25%   --        0.50%   0.75%
Balanced Fund     1.45%   --        1.55%   1.80%
High Yield Fund   0.90%    0.65%   --      --
Bond Fund         1.30%   --        1.40%   1.65%
Cash Reserve Fund 0.25%   --        0.60%   0.85%

Transamerica Securities Sales Corporation ("TSSC") is the principal underwriter and distributor of the shares of each of the Funds. TSSC is a wholly-owned subsidiary of Transamerica Insurance Corporation of California.

No officer, director, or employee of the Investment Adviser, the Administrator or any of their respective affiliates receives any compensation from the Funds for acting as a director or officer of the Company. Each director of the Company who is not an "interested person" (as that term is defined in the 1940 Act) receives from the Funds a $10,000 annual fee, $1,000 for each meeting of the Company's Board attended, and $500 for each Board committee meeting attended, and is reimbursed for expenses incurred in connection with such attendance. For the period ended June 30, 1999, the Funds expensed aggregate fees of $26,401 to all directors who are not affiliated persons of the Investment Adviser.

Certain directors and officers of the fund are also directors and officers of the Adviser and other affiliated Transamerica entities.

As of June 30, 1999, Transamerica Corporation and its affiliates held the following percentages of outstanding shares:
Fund
Aggressive Growth Fund                               8.42%
Small Company Fund                                   8.18%
Equity Fund                                 17.49%
Value Fund                                  60.80%
Index Fund                                  61.54%
Balanced Fund                               43.15%
High Yield Fund                             97.00%
Bond Fund                                   84.85%
Cash Reserve Fund                           36.40%

3.       Distribution Plans
The 12b-1 plans of distribution and related distribution contracts require the Funds to pay distribution fees to TSSC as compensation for its activities, not as reimbursement for specific expenses. For the Investor Shares, there is an annual 12b-1 distribution fee of 0.25% of the average daily net assets, except for the Index Fund and the Cash Reserve Fund, which pay a distribution fee of 0.10% of the average daily net assets. On November 1, 1997, TSSC agreed to waive the distribution fees indefinitely for the Cash Reserve Fund. The fee waivers may be terminated at any time without notice. For the Institutional Shares, there is no annual 12b-1 distribution fees. For the Class A and Class M shares, there is an annual 12b-1 distribution fee of 0.35% and 0.60%, respectively.

4.       Securities Transactions
The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended June 30, 1999 were as follows:
                  U.S.              U.S.
                  Government        ProceedsGovernment
         Purchases         Purchases        from Sales        Sales
Aggressive Growth Fund     $76,392,586      $       --        $50,706,667       $      --
Small Company Fund         44,509,455      --        48,367,634       --
Equity Fund       91,280,799       --       47,813,646       --
Value Fund        3,701,793        --       4,105,904        --
Index Fund        5,421,773        --       3,661,656        --
High Yield Fund   21,580,980       --       14,876,830       --
Balanced Fund     27,230,079        969,531 24,608,735        2,039,531
Bond Fund         14,402,363        5,054,746        15,877,364        2,160,094

5.       Capital Stock Transactions
At June 30, 1999, there were two billion shares of $0.001 par value stock authorized. The tables below summarize the transactions in Fund shares for the periods and class indicated.

TRANSAMERICA PREMIER
AGGRESSIVE Growth fund     Authorized Shares -- 60,000,000

         Period Ended      Year Ended
         June 30, 1999 (Unaudited)  December 31, 1998
Investor Class Shares      Shares   Amount  Shares   Amount
Capital stock sold         6,838,487        $        166,968,247       12,567,050       $220,057,887
Capital stock issued
         upon reinvestment
         of dividends and
         distributions    --       --       37       649
Capital stock redeemed     (5,905,803)      (140,778,148)     (5,700,247)       (97,462,828)
Net increase      932,684  $        26,190,099       6,866,840         $122,595,708




TRANSAMERICA PREMIER
AGGRESSIVE Growth fund

         Period Ended      Period Ended
         June 30, 1999 (Unaudited)  December 31, 1998*
Class A Shares    Shares   Amount   Shares  Amount
Capital stock sold         20,575   $470,530125      $        2,285
Capital stock issued
         upon reinvestment
         of dividends and
         distributions    --       --      --       --
Capital stock redeemed     (704)    (17,613)(61)     (1,255)
Net increase      19,871   $452,917 64      $        1,030

*Inception -- June 30, 1998.

TRANSAMERICA PREMIER
AGGRESSIVE Growth fund

         Period Ended      Period Ended
         June 30, 1999 (Unaudited)  December 31, 1998*
Class M Shares    Shares   Amount   Shares  Amount
Capital stock sold         2,554    $59,772 174      $        2,661
Capital stock issued
         upon reinvestment
         of dividends and
         distributions    --       --      --       --
Capital stock redeemed     (18)     (454)   (108)    (2,219)
Net increase      2,536    $59,318  66      $        442

*Inception -- June 30, 1998.

TRANSAMERICA PREMIER
SMALL COMPANY fund         Authorized Shares -- 60,000,000

         Period Ended      Year Ended
         June 30, 1999 (Unaudited)  December 31, 1998
Investor Class Shares      Shares   Amount  Shares   Amount
Capital stock sold         7,169,886        $        167,704,481       14,176,467       $249,749,475
Capital stock issued
         upon reinvestment
         of dividends and
         distributions    --       --       43,140   738,126
Capital stock redeemed     (8,334,302)      (188,681,173)     (5,588,738)       (96,982,795)
Net increase (decrease)    (1,164,416)      $        (20,976,692)      8,630,869        $153,504,806


TRANSAMERICA PREMIER
SMALL COMPANY fund

         Period Ended      Period Ended
         June 30, 1999 (Unaudited)  December 31, 1998*
Class A Shares    Shares   Amount   Shares  Amount
Capital stock sold         23,229   $       525,628  113      $1,935
Capital stock issued
         upon reinvestment
         of dividends and
         distributions    --       --      --       --
Capital stock redeemed     (7,423)  (178,625)        (48)     (948)
Net increase      15,806   $        347,003 65       $        987

*Inception -- June 30, 1998.

TRANSAMERICA PREMIER
SMALL COMPANY fund

         Period Ended      Period Ended
         June 30, 1999 (Unaudited)  December 31, 1998*
Class M Shares    Shares   Amount   Shares  Amount
Capital stock sold         1,055    $24,039 185      $        2,605
Capital stock issued
         upon reinvestment
         of dividends and
         distributions    --       --      --       --
Capital stock redeemed    --       --       (118)    (2,343)
Net increase      1,055    $24,039  67      $        262

*Inception -- June 30, 1998.

TRANSAMERICA PREMIER
EQUITY fund       Authorized Shares -- 100,000,000

         Period Ended      Year Ended
         June 30, 1999 (Unaudited)  December 31, 1998
Investor Class Shares      Shares   Amount  Shares   Amount
Capital stock sold         4,532,436        $123,258,928      13,980,385        $       298,503,722
Capital stock issued
         upon reinvestment
         of dividends and
         distributions    --       --       11,728   265,226
Capital stock redeemed     (3,029,933)      (82,246,306)      (8,295,617)       (175,260,229)
Net increase      1,502,503         $       41,012,622        5,696,496         $       123,508,719


TRANSAMERICA PREMIER
EQUITY fund

         Period Ended      Period Ended
         June 30, 1999 (Unaudited)  December 31, 1998*
Class A Shares    Shares   Amount   Shares  Amount
Capital stock sold         5,212    $140,23591       $1,991
Capital stock issued
         upon reinvestment
         of dividends and
         distributions    --       --      --       --
Capital stock redeemed     (39)     (1,069) (39)     (913)
Net increase      5,173    $139,166 52      $1,078

*Inception -- June 30, 1998.

TRANSAMERICA PREMIER
EQUITY fund

         Period Ended      Period Ended
         June 30, 1999 (Unaudited)  December 31, 1998*
Class M Shares    Shares   Amount   Shares  Amount
Capital stock sold         942      $26,117 142      $        2,800
Capital stock issued
         upon reinvestment
         of dividends and
         distributions    --       --      --       --
Capital stock redeemed     (6)      (155)   (91)     (2,111)
Net increase      936      $25,962  51      $        689

*Inception -- June 30, 1998.

TRANSAMERICA PREMIER
VALUE fund        Authorized Shares -- 50,000,000

         Period Ended      Period Ended
         June 30, 1999 (Unaudited)  December 31, 1998**
Investor Class Shares      Shares   Amount  Shares   Amount
Capital stock sold         61,961   $       667,717  1,144,521         $11,326,374
Capital stock issued
         upon reinvestment
         of dividends and
         distributions    --       --       2,282    23,819
Capital stock redeemed     (102,558)        (1,094,221)       (286,825)         (2,781,038)
Net increase (decrease)    (40,597) $       (426,504)         859,978  $        8,569,155

**Inception -- March 31, 1998.

TRANSAMERICA PREMIER
VALUE fund

         Period Ended      Period Ended
         June 30, 1999 (Unaudited)  December 31, 1998*
Class A Shares    Shares   Amount   Shares  Amount
Capital stock sold         4,395    $47,404 119      $1,150
Capital stock issued
         upon reinvestment
         of dividends and
         distributions    --       --      --        3
Capital stock redeemed     (4)      (43)
Net increase      4,391    $47,361  119     $1,153

*Inception -- June 30, 1998.

TRANSAMERICA PREMIER
VALUE fund

         Period Ended      Period Ended
         June 30, 1999 (Unaudited)  December 31, 1998*
Class M Shares    Shares   Amount   Shares  Amount
Capital stock sold         1,229    $13,411 303      $        2,640
Capital stock issued
         reinvestment of
         dividends and
         distributions    --       --      --        1
Capital stock redeemed    --       --       (184)    (1,846)
Net increase      1,229    $13,411  119     $        795

*Inception -- June 30, 1998.

TRANSAMERICA PREMIER
INDEX fund        Authorized Shares -- 60,000,000

         Period Ended      Year Ended
         June 30, 1999 (Unaudited)  December 31, 1998
Investor Class Shares      Shares   Amount  Shares   Amount
Capital stock sold         470,494  $       9,303,047         650,076  $11,205,373
Capital stock issued
         upon reinvestment
         of dividends and
         distributions     --        --       118,635  2,151,698
Capital stock redeemed     (259,434)        (5,143,227)       (366,825)         (6,065,538)
Net increase      211,060  $        4,159,820        401,886  $        7,291,533


TRANSAMERICA PREMIER
INDEX fund

         Period Ended      Period Ended
         June 30, 1999 (Unaudited)  December 31, 1998*
Class A Shares    Shares   Amount   Shares  Amount
Capital stock sold         41,279   $       810,032  106      $1,828
Capital stock issued
         upon reinvestment
         of dividends and
         distributions    --       --       2        34
Capital stock redeemed     (14,238) (289,193)        (37)     (684)
Net increase      27,041   $        520,839 71       $1,178

*Inception -- June 30, 1998.

TRANSAMERICA PREMIER
INDEX fund

         Period Ended      Period Ended
         June 30, 1999 (Unaudited)  December 31, 1998*
Class M Shares    Shares   Amount   Shares  Amount
Capital stock sold         3,158    $61,680 81       $1,410
Capital stock issued
         upon reinvestment
         of dividends and
         distributions    --       --       1        33
Capital stock redeemed     (18)     (371)   (15)     (277)
Net increase      3,140    $61,309  67      $1,166

*Inception -- June 30, 1998.

TRANSAMERICA PREMIER
BALANCED fund     Authorized Shares -- 60,000,000

         Period Ended      Year Ended
         June 30, 1999 (Unaudited)  December 31, 1998
Investor Class Shares      Shares   Amount  Shares   Amount
Capital stock sold         1,112,758        $        22,273,360        1,996,396        $        35,766,272
Capital stock issued
         upon reinvestment
         of dividends and
         distributions     --        --       126,519  2,408,985
Capital stock redeemed     (1,252,613)      (24,980,863)      (629,185)         (11,116,532)
Net increase (decrease)    (139,855)        $        (2,707,503)       1,493,730        $        27,058,725


TRANSAMERICA PREMIER
BALANCED fund

         Period Ended      Period Ended
         June 30, 1999 (Unaudited)  December 31, 1998*
Class A Shares    Shares   Amount   Shares  Amount
Capital stock sold         15,289   $305,199105      $1,915
Capital stock issued
         upon reinvestment
         of dividends and
         distributions    --       --       3        48
Capital stock redeemed     (4,090)  (82,525)(41)     (798)
Net increase      11,199   $222,674 67      $1,165

*Inception -- June 30, 1998.

TRANSAMERICA PREMIER
BALANCED fund

         Period Ended      Period Ended
         June 30, 1999 (Unaudited)  December 31, 1998*
Class M Shares    Shares   Amount   Shares  Amount
Capital stock sold         1,324    $27,072 77       $1,384
Capital stock issued
         upon reinvestment
         of dividends and
         distributions    --       --       2        47
Capital stock redeemed     (49)     (1,000) (13)     (246)
Net increase      1,275    $26,072  66      $1,185

*Inception -- June 30, 1998.

TRANSAMERICA PREMIER
HIGH YIELD fund   Authorized Shares -- 50,000,000

         Period Ended      Period Ended
         June 30, 1999 (Unaudited)  December 31, 1998*
Investor Class Shares      Shares   Amount  Shares   Amount
Capital stock sold         236,144  $       2,327,398         209,068  $2,123,135
Capital stock issued
         upon reinvestment
         of dividends and
         distributions     7,889    77,272  3,661    35,236
Capital stock redeemed     (185,607)        (1,823,944)       (67,232) (862,188)
Net increase      58,426   $        580,726 145,497  $1,296,183

*Inception -- June 30, 1998.

TRANSAMERICA PREMIER
HIGH YIELD fund

         Period Ended      Period Ended
         June 30, 1999 (Unaudited)  December 31, 1998*
Institutional Class Shares Shares   Amount  Shares   Amount
Capital stock sold         20,428   $       200,285  7,104,572         $71,144,583
Capital stock issued
         upon reinvestment
         of dividends and
         distributions     340,676  3,320,545        325,487  3,133,597
Capital stock redeemed     --        --       --        --
Net increase      361,104  $3,520,830       7,430,059         $74,278,180

*Inception -- June 30, 1998.

TRANSAMERICA PREMIER
BOND fund         Authorized Shares -- 60,000,000

         Period Ended      Year Ended
         June 30, 1999 (Unaudited)  December 31, 1998
Investor Class Shares      Shares   Amount  Shares   Amount
Capital stock sold         198,657  $       2,045,319         376,335  $        3,888,749
Capital stock issued
         upon reinvestment
         of dividends and
         distributions     46,861   475,348 107,537  1,108,252
Capital stock redeemed     (232,331)        (2,380,837)       (214,402)         (2,212,826)
Net increase      13,187   $        139,830 269,470  $        2,784,175


TRANSAMERICA PREMIER
BOND fund

         Period Ended      Period Ended
         June 30, 1999 (Unaudited)  December 31, 1998*
Class A Shares    Shares   Amount   Shares  Amount
Capital stock sold         15,932   $164,082129      $1,330
Capital stock issued
         upon reinvestment
         of dividends and
         distributions     333      3,353   4        44
Capital stock redeemed     (1,261)  (12,411)(13)     (140)
Net increase      15,004   $155,024 120     $1,234

*Inception -- June 30, 1998.

TRANSAMERICA PREMIER
BOND fund

         Period Ended      Period Ended
         June 30, 1999 (Unaudited)  December 31, 1998*
Class M Shares    Shares   Amount   Shares  Amount
Capital stock sold         643      $6,614  139      $1,436
Capital stock issued
         upon reinvestment
         of dividends and
         distributions     14       140     4        44
Capital stock redeemed    --       --       (28)     (293)
Net increase      657      $6,754   115     $1,187

*Inception -- June 30, 1998.

TRANSAMERICA PREMIER
CASH RESERVE fund Authorized Shares -- 510,000,000

         Period Ended      Year Ended
         June 30, 1999 (Unaudited)  December 31, 1998
Investor Class Shares      Shares   Amount  Shares   Amount
Capital stock sold         121,676,307      $        121,676,307       123,020,893      $        123,020,893
Capital stock issued
         upon reinvestment
         of dividends and
         distributions     1,964,014        1,964,014         3,475,945         3,475,945
Capital stock redeemed     (113,846,073)    (113,846,073)     (101,476,437)     (101,476,437)
Net increase      9,794,248         $       9,794,248         25,020,401        $       25,020,401


TRANSAMERICA PREMIER
CASH RESERVE fund

         Period Ended      Period Ended
         June 30, 1999 (Unaudited)  December 31, 1998*
Class A Shares    Shares   Amount   Shares  Amount
Capital stock sold         1,687,585        $1,687,585        1,315    $1,315
Capital stock issued
         upon reinvestment
         of dividends and
         distributions     15,470   15,470  27       27
Capital stock redeemed     (905,224)        (905,224)         (188)    (188)
Net increase      797,831  $        797,831 1,154    $1,154

*Inception -- June 30, 1998.

TRANSAMERICA PREMIER
CASH RESERVE fund

         Period Ended      Period Ended
         June 30, 1999 (Unaudited)  December 31, 1998*
Class M Shares    Shares   Amount   Shares  Amount
Capital stock sold         6,676    $6,676  1,210    $1,210
Capital stock issued
         upon reinvestment
         of dividends and
         distributions     126      126     26       26
Capital stock redeemed    --       --       (60)     (60)
Net increase      6,802    $6,802   1,176   $1,176

*Inception -- June 30, 1998

Notes to Financial Statements (continued)



Special Meeting of Shareholders
On June 16, 1999, the Funds held a special meeting of its shareholders for the purpose of approving new investment advisory agreements. This meeting was prompted by the acquisition of Transamerica Corporation, the parent company of the Funds' investment adviser, Transamerica Investment Services, Inc., by AEGON, N.V., a Dutch insurance company. This acquisition occurred on July 21, 1999, at which time the new investment advisory agreements became effective.

The following is a proposal that was presented to the shareholders and the results of the votes: Transamerica Premier High Yield Bond Fund 7,841,837 shares, representing 99.01% of total shares, voted in favor; 1,840 shares, representing 0.02% of total shares, voted against; and 1,076 shares, representing 0.01% of total shares, abstained from voting for the proposal.

Transamerica Premier Aggressive Growth Fund
5,103,068 shares, representing 57.90% of total shares, voted in favor; 67,250 shares, representing 0.76% of total shares, voted against; and 138,867 shares, representing 1.58% of total shares, abstained from voting for the proposal.

Transamerica Premier Small Company Fund
4,407,695 shares, representing 60.37% of total shares, voted in favor; 55,053 shares, representing 0.75% of total shares, voted against; and 95,180 shares, representing 1.30% of total shares, abstained from voting for the proposal.

Transamerica Premier Value Fund
739,111 shares, representing 87.42% of total shares, voted in favor; 2,314 shares, representing 0.27% of total shares, voted against; and 948 shares, representing 0.11% of total shares, abstained from voting for the proposal.

Transamerica Premier Index Fund
1,726,470 shares, representing 81.71% of total shares, voted in favor; 6,523 shares, representing 0.31% of total shares, voted against; and 10,454 shares, representing 0.49% of total shares, abstained from voting for the proposal.

Transamerica Premier Bond Fund
1,542,244 shares, representing 92.37% of total shares, voted in favor; 279 shares, representing 0.02% of total shares, voted against; and 211 shares, representing 0.01% of total shares, abstained from voting for the proposal.

Transamerica Premier Cash Reserve Fund
46,677,010 shares, representing 51.47% of total shares, voted in favor; 502,154 shares, representing 0.55% of total shares, voted against; and 396,483 shares, representing 0.44% of total shares, abstained from voting for the proposal.

Transamerica Premier Equity Fund
6,909,717 shares, representing 51.95% of total shares, voted in favor; 104,235 shares, representing 0.78% of total shares, voted against; and 141,954 shares, representing 1.07% of total shares, abstained from voting for the proposal.

Transamerica Premier Balanced Fund
1,807,677 shares, representing 52.46% of total shares, voted in favor; 15,540 shares, representing 0.45% of total shares, voted against; and 22,492 shares, representing 0.65% of total shares, abstained from voting for the proposal.


Year 2000 Issue
Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because dates are encoded using the standard six-place format that allows entry of only the last two digits of the year. This is commonly known as the "Year 2000 Problem." This issue could adversely impact the Funds if the computer systems used by the Funds' Administrator, Custodian, Transfer Agent and Investment Adviser (including service providers' systems) do not accurately process date information after January 1, 2000. The Administrator and Investment Adviser are addressing this issue by testing the computer systems they use to ensure that those systems will operate properly after January 1, 2000.

The Administrator and Investment Adviser are also seeking assurances from the Custodian, Transfer Agent and other service providers they use that their computer systems will be adapted to address the Year 2000 Problem in time to prevent adverse consequences after January 1, 2000. This issue could also adversely impact the value of the securities that the Funds invest in if the issuing companies' systems do not operate properly after January 1, 2000.

For the period ended June 30, 1999, the Fund incurred no significant Year 2000 related expenses and it does not expect to incur significant Year 2000 expenses in the future.

The above is subject to the Year 2000 Readiness Disclosure Act. This act may limit your legal rights in the event of a dispute.

Transamerica Premier Funds
Directors
Nooruddin S. Veerjee
Chairman of the Board
Sidney E. Harris
Charles C. Reed
Carl R. Terzian

Transamerica Premier Funds
Officers
Nooruddin S. Veerjee
Chief Executive Officer
Nicki A. Bair
President
Sandy C. Brown
Senior Vice President
E. Joy Heckendorf
Senior Vice President
Susan R. Hughes
Treasurer
Reid A. Evers
Secretary
Donald P. Radisich
Vice President
Christopher W. Shaw
Assistant Vice President


Investment Adviser
Transamerica Investment Services, Inc.
1150 South Olive Street
Los Angeles, California 90015

Distributor
Transamerica Securities Sales Corporation
1150 South Olive Street
Los Angeles, California 90015

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent
State Street Bank/Boston Financial Data Services
Two Heritage Drive
North Quincy, Massachusetts 02171

This report is for the information of the shareholders of Transamerica Premier Funds. Its use in connection with any offering of the Funds' shares is authorized only if accompanied or preceded by a current Transamerica Premier Funds prospectus that contains more complete investment information, including risks and expenses. Please read the prospectus thoroughly before you invest. Call 1-800-892-7587 for more information.

These Funds are neither insured nor guaranteed by the U.S. government. There can be no assurance that the Transamerica Premier Cash Reserve Fund will be able to maintain a stable net asset value of $1.00 per share.


(C)1999 Transamerica Securities Sales Corporation, Distributor

Transamerica Securities Sales Corporation, Distributor
1-800-89-ASK-US (1-800-892-7587)
http://transamericafunds.com
e-mail: PremierFunds@Transamerica.com

TPF 511-899Transamerica Premier Funds

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